Supplemental Information
Third Quarter 2016

This information is preliminary and based on company data available at the time of the earnings presentation. It speaks only as of the particular date or dates included in the accompanying pages. Bank of America does not undertake an obligation to, and disclaims any duty to, update any of the information provided. Any forward-looking statements in this information are subject to the forward-looking language contained in Bank of America’s reports filed with the SEC pursuant to the Securities Exchange Act of 1934, which are available at the SEC’s website (www.sec.gov) or at Bank of America’s website (www.bankofamerica.com). Bank of America’s future financial performance is subject to risks and uncertainties as described in its SEC filings.

Bank of America Corporation and Subsidiaries
Table of Contents	Page

Consolidated Financial Highlights	2
Consolidated Statement of Income	3
Consolidated Statement of Comprehensive Income	4
Consolidated Balance Sheet	5
Capital Management	7
Regulatory Capital Reconciliations	8
Quarterly Average Balances and Interest Rates	9
Year-to-Date Average Balances and Interest Rates	11
Debt Securities and Available-for-Sale Marketable Equity Securities	13
Quarterly Results by Business Segment and All Other	14
Year-to-Date Results by Business Segment and All Other	16
Supplemental Financial Data	17
Consumer Banking
Total Segment Results	18
Business Results	19
Key Indicators	22
Global Wealth & Investment Management
Total Segment Results	24
Key Indicators	25
Global Banking
Total Segment Results	26
Key Indicators	27
Investment Banking Product Rankings	28
Global Markets
Total Segment Results	29
Key Indicators	30
All Other
Total Results	31
Outstanding Loans and Leases	32
Quarterly Average Loans and Leases by Business Segment and All Other	33
Commercial Credit Exposure by Industry	34
Net Credit Default Protection by Maturity Profile and Credit Exposure Debt Rating	35
Top 20 Non-U.S. Countries Exposure	36
Nonperforming Loans, Leases and Foreclosed Properties	37
Nonperforming Loans, Leases and Foreclosed Properties Activity	38
Quarterly Net Charge-offs and Net Charge-off Ratios	39
Year-to-Date Net Charge-offs and Net Charge-off Ratios	40
Allocation of the Allowance for Credit Losses by Product Type	41

Exhibit A: Non-GAAP Reconciliations	42

Effective July 1, 2016, the Corporation changed its accounting method for the amortization of premiums and accretion of discounts related to certain debt securities carried at fair value and held-to-maturity under FASB Accounting Standards Codification (ASC) 310-20, Nonrefundable fees and other costs (formerly known as SFAS 91), from the prepayment method to the contractual method. All periods presented herein have been restated for this change in accounting method. Under the applicable bank regulatory rules, we are not required to and, accordingly, did not restate previously-filed capital ratios so in the presentations of our capital ratios, the underlying financial statement metrics on which the ratios are based are the amounts as previously reported.

Bank of America Corporation and Subsidiaries
Consolidated Financial Highlights
(Dollars in millions, except per share information; shares in thousands)
	Nine Months Ended September 30		Third Quarter 2016	Second Quarter 2016	First Quarter 2016	Fourth Quarter 2015	Third Quarter 2015
	2016	2015
Income statement
Net interest income	$30,804	$29,272	$10,201	$10,118	$10,485	$9,686	$9,900
Noninterest income	32,907	34,111	11,434	11,168	10,305	9,896	11,092
Total revenue, net of interest expense	63,711	63,383	21,635	21,286	20,790	19,582	20,992
Provision for credit losses	2,823	2,351	850	976	997	810	806
Noninterest expense	41,790	43,724	13,481	13,493	14,816	14,010	13,939
Income tax expense	5,888	4,756	2,349	2,034	1,505	1,478	1,628
Net income	13,210	12,552	4,955	4,783	3,472	3,284	4,619
Preferred stock dividends	1,321	1,153	503	361	457	330	441
Net income applicable to common shareholders	11,889	11,399	4,452	4,422	3,015	2,954	4,178
Diluted earnings per common share	1.10	1.03	0.41	0.41	0.28	0.27	0.38
Average diluted common shares issued and outstanding	11,046,807	11,234,125	11,000,473	11,059,167	11,100,067	11,153,169	11,197,203
Dividends paid per common share	$0.175	$0.15	$0.075	$0.05	$0.05	$0.05	$0.05

Performance ratios
Return on average assets	0.81%	0.78%	0.90%	0.88%	0.64%	0.60%	0.84%
Return on average common shareholders' equity	6.61	6.67	7.27	7.40	5.11	4.99	7.16
Return on average shareholders' equity	6.66	6.71	7.33	7.25	5.36	5.07	7.22
Return on average tangible common shareholders' equity (1)	9.40	9.74	10.28	10.54	7.33	7.19	10.40
Return on average tangible shareholders' equity (1)	9.13	9.42	9.98	9.93	7.40	7.04	10.08

At period end
Book value per share of common stock	$24.19	$22.40	$24.19	$23.71	$23.14	$22.53	$22.40
Tangible book value per share of common stock (1)	17.14	15.50	17.14	16.71	16.19	15.62	15.50
Market price per share of common stock:
Closing price	$15.65	$15.58	$15.65	$13.27	$13.52	$16.83	$15.58
High closing price for the period	16.43	18.45	16.19	15.11	16.43	17.95	18.45
Low closing price for the period	11.16	15.15	12.74	12.18	11.16	15.38	15.26
Market capitalization	158,438	162,457	158,438	135,577	139,427	174,700	162,457

Number of financial centers - U.S.	4,629	4,741	4,629	4,681	4,689	4,726	4,741
Number of branded ATMs - U.S.	15,959	16,062	15,959	15,998	16,003	16,038	16,062
Full-time equivalent employees	209,009	215,193	209,009	210,516	213,183	213,280	215,193

(1)
Tangible equity ratios and tangible book value per share of common stock are non-GAAP financial measures. We believe the use of ratios that utilize tangible equity provides additional useful information because they present measures of those assets that can generate income. Tangible book value per share provides additional useful information about the level of tangible assets in relation to outstanding shares of common stock. (See Exhibit A: Non-GAAP Reconciliations - Reconciliations to GAAP Financial Measures on pages 42-43.)

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	2

Bank of America Corporation and Subsidiaries
Consolidated Statement of Income
(Dollars in millions, except per share information; shares in thousands)
	Nine Months Ended September 30		Third Quarter 2016	Second Quarter 2016	First Quarter 2016	Fourth Quarter 2015	Third Quarter 2015
	2016	2015
Interest income
Loans and leases	$24,837	$23,912	$8,358	$8,219	$8,260	$8,006	$7,965
Debt securities	6,922	6,726	2,144	2,261	2,517	2,452	2,268
Federal funds sold and securities borrowed or purchased under agreements to resell	803	774	267	260	276	214	275
Trading account assets	3,330	3,291	1,076	1,075	1,179	1,106	1,134
Other interest income	2,300	2,221	765	759	776	805	754
Total interest income	38,192	36,924	12,610	12,574	13,008	12,583	12,396

Interest expense
Deposits	736	650	266	245	225	211	214
Short-term borrowings	1,808	1,868	569	626	613	519	597
Trading account liabilities	778	1,071	244	242	292	272	342
Long-term debt	4,066	4,063	1,330	1,343	1,393	1,895	1,343
Total interest expense	7,388	7,652	2,409	2,456	2,523	2,897	2,496
Net interest income	30,804	29,272	10,201	10,118	10,485	9,686	9,900

Noninterest income
Card income	4,349	4,381	1,455	1,464	1,430	1,578	1,510
Service charges	5,660	5,519	1,952	1,871	1,837	1,862	1,898
Investment and brokerage services	9,543	10,101	3,160	3,201	3,182	3,236	3,336
Investment banking income	4,019	4,300	1,458	1,408	1,153	1,272	1,287
Trading account profits	5,821	5,510	2,141	2,018	1,662	963	1,616
Mortgage banking income	1,334	2,102	589	312	433	262	407
Gains on sales of debt securities	490	886	51	249	190	252	437
Other income	1,691	1,312	628	645	418	471	601
Total noninterest income	32,907	34,111	11,434	11,168	10,305	9,896	11,092
Total revenue, net of interest expense	63,711	63,383	21,635	21,286	20,790	19,582	20,992

Provision for credit losses	2,823	2,351	850	976	997	810	806

Noninterest expense
Personnel	24,278	25,333	7,704	7,722	8,852	7,535	7,829
Occupancy	3,069	3,082	1,005	1,036	1,028	1,011	1,028
Equipment	1,357	1,511	443	451	463	528	499
Marketing	1,243	1,330	410	414	419	481	445
Professional fees	1,433	1,588	536	472	425	676	673
Amortization of intangibles	554	632	181	186	187	202	207
Data processing	2,240	2,298	685	717	838	817	731
Telecommunications	551	583	189	189	173	240	210
Other general operating	7,065	7,367	2,328	2,306	2,431	2,520	2,317
Total noninterest expense	41,790	43,724	13,481	13,493	14,816	14,010	13,939
Income before income taxes	19,098	17,308	7,304	6,817	4,977	4,762	6,247
Income tax expense	5,888	4,756	2,349	2,034	1,505	1,478	1,628
Net income	$13,210	$12,552	$4,955	$4,783	$3,472	$3,284	$4,619
Preferred stock dividends	1,321	1,153	503	361	457	330	441
Net income applicable to common shareholders	$11,889	$11,399	$4,452	$4,422	$3,015	$2,954	$4,178

Per common share information
Earnings	$1.15	$1.09	$0.43	$0.43	$0.29	$0.28	$0.40
Diluted earnings	1.10	1.03	0.41	0.41	0.28	0.27	0.38
Dividends paid	0.175	0.15	0.075	0.05	0.05	0.05	0.05
Average common shares issued and outstanding	10,312,878	10,483,466	10,250,124	10,328,424	10,370,094	10,399,422	10,444,291
Average diluted common shares issued and outstanding	11,046,807	11,234,125	11,000,473	11,059,167	11,100,067	11,153,169	11,197,203

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	3

Bank of America Corporation and Subsidiaries
Consolidated Statement of Comprehensive Income
(Dollars in millions)
	Nine Months Ended September 30		Third Quarter 2016	Second Quarter 2016	First Quarter 2016	Fourth Quarter 2015	Third Quarter 2015
	2016	2015
Net income	$13,210	$12,552	$4,955	$4,783	$3,472	$3,284	$4,619
Other comprehensive income (loss), net-of-tax:
Net change in debt and marketable equity securities	3,319	167	208	755	2,356	(1,747)	1,211
Net change in debit valuation adjustments	49	633	(65)	(13)	127	(18)	187
Net change in derivatives	277	416	127	126	24	168	127
Employee benefit plan adjustments	29	77	6	13	10	317	27
Net change in foreign currency translation adjustments	(17)	(84)	(8)	(21)	12	(39)	(76)
Other comprehensive income (loss)	3,657	1,209	268	860	2,529	(1,319)	1,476
Comprehensive income	$16,867	$13,761	$5,223	$5,643	$6,001	$1,965	$6,095

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	4

Bank of America Corporation and Subsidiaries
Consolidated Balance Sheet
(Dollars in millions)
	September 30 2016	June 30 2016	September 30 2015
Assets
Cash and due from banks	$26,701	$29,408	$27,886
Interest-bearing deposits with the Federal Reserve, non-U.S. central banks and other banks	116,733	141,799	142,540
Cash and cash equivalents	143,434	171,207	170,426
Time deposits placed and other short-term investments	8,506	7,558	6,485
Federal funds sold and securities borrowed or purchased under agreements to resell	218,810	213,737	206,681
Trading account assets	187,849	175,365	180,018
Derivative assets	47,896	55,264	55,226
Debt securities:
Carried at fair value	322,505	309,670	325,078
Held-to-maturity, at cost	112,409	102,899	66,530
Total debt securities	434,914	412,569	391,608
Loans and leases	905,008	903,153	882,076
Allowance for loan and lease losses	(11,692)	(11,837)	(12,657)
Loans and leases, net of allowance	893,316	891,316	869,419
Premises and equipment, net	9,133	9,150	9,554
Mortgage servicing rights	2,477	2,269	3,043
Goodwill	69,744	69,744	69,761
Intangible assets	3,168	3,352	3,973
Loans held-for-sale	10,586	8,848	8,842
Customer and other receivables	54,116	58,150	63,443
Other assets	111,365	108,437	114,483
Total assets	$2,195,314	$2,186,966	$2,152,962

Assets of consolidated variable interest entities included in total assets above (isolated to settle the liabilities of the variable interest entities)
Trading account assets	$5,699	$5,940	$5,514
Loans and leases	57,826	60,384	79,121
Allowance for loan and lease losses	(1,085)	(1,128)	(1,595)
Loans and leases, net of allowance	56,741	59,256	77,526
Loans held-for-sale	209	256	338
All other assets	1,467	1,455	2,424
Total assets of consolidated variable interest entities	$64,116	$66,907	$85,802

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	5

Bank of America Corporation and Subsidiaries
Consolidated Balance Sheet (continued)
(Dollars in millions)
	September 30 2016	June 30 2016	September 30 2015
Liabilities
Deposits in U.S. offices:
Noninterest-bearing	$431,418	$424,918	$417,837
Interest-bearing	728,498	714,607	676,812
Deposits in non-U.S. offices:
Noninterest-bearing	11,596	11,252	8,519
Interest-bearing	61,383	65,314	58,841
Total deposits	1,232,895	1,216,091	1,162,009
Federal funds purchased and securities loaned or sold under agreements to repurchase	178,195	178,062	199,238
Trading account liabilities	76,998	74,282	74,252
Derivative liabilities	43,484	47,561	45,862
Short-term borrowings	26,889	33,051	34,518
Accrued expenses and other liabilities (includes $767, $750 and $661 of reserve for unfunded lending commitments)	141,634	140,876	143,934
Long-term debt	225,136	229,617	237,288
Total liabilities	1,925,231	1,919,540	1,897,101
Shareholders' equity
Preferred stock, $0.01 par value; authorized – 100,000,000 shares; issued and outstanding – 3,887,439, 3,887,790 and 3,767,790 shares	25,220	25,220	22,273
Common stock and additional paid-in capital, $0.01 par value; authorized – 12,800,000,000 shares; issued and outstanding – 10,123,845,121, 10,216,780,615 and 10,427,305,035 shares	148,261	149,554	151,841
Retained earnings	98,303	94,621	85,786
Accumulated other comprehensive income (loss)	(1,701)	(1,969)	(4,039)
Total shareholders' equity	270,083	267,426	255,861
Total liabilities and shareholders' equity	$2,195,314	$2,186,966	$2,152,962

Liabilities of consolidated variable interest entities included in total liabilities above
Short-term borrowings	$546	$639	$567
Long-term debt	11,209	11,463	12,922
All other liabilities	38	35	103
Total liabilities of consolidated variable interest entities	$11,793	$12,137	$13,592

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	6

Bank of America Corporation and Subsidiaries
Capital Management
(Dollars in millions)
	Basel 3 Transition
	September 30 2016	June 30 2016	March 31 2016	December 31 2015	September 30 2015
Risk-based capital metrics (1):
Standardized Approach
Common equity tier 1 capital	$169,925	$166,173	$162,732	$163,026	$161,649
Tier 1 capital	191,435	187,209	182,550	180,778	178,830
Total capital	229,132	226,949	223,020	220,676	219,901
Risk-weighted assets	1,393,630	1,396,277	1,405,748	1,403,293	1,391,672
Common equity tier 1 capital ratio	12.2%	11.9%	11.6%	11.6%	11.6%
Tier 1 capital ratio	13.7	13.4	13.0	12.9	12.9
Total capital ratio	16.4	16.3	15.9	15.7	15.8

Advanced Approaches (2)
Common equity tier 1 capital	$169,925	$166,173	$162,732	$163,026	n/a
Tier 1 capital	191,435	187,209	182,550	180,778	n/a
Total capital	219,870	217,828	213,434	210,912	n/a
Risk-weighted assets	1,545,984	1,561,567	1,586,993	1,602,373	n/a
Common equity tier 1 capital ratio	11.0%	10.6%	10.3%	10.2%	n/a
Tier 1 capital ratio	12.4	12.0	11.5	11.3	n/a
Total capital ratio	14.2	13.9	13.4	13.2	n/a

Leverage-based metrics (3)
Adjusted average assets	$2,111,340	$2,109,172	$2,094,896	$2,103,183	$2,091,628
Tier 1 leverage ratio	9.1%	8.9%	8.7%	8.6%	8.5%

Supplementary leverage exposure	$2,703,013	$2,694,079	$2,685,787	$2,726,806	$2,739,104
Supplementary leverage ratio	7.1%	6.9%	6.8%	6.4%	6.4%

Tangible equity ratio (4)	9.4	9.3	9.1	8.9	8.8
Tangible common equity ratio (4)	8.2	8.1	7.9	7.8	7.8

(1)
Regulatory capital ratios are preliminary and reflect the transition provisions of Basel 3. Under the applicable bank regulatory rules, the Corporation is not required to and, accordingly, will not restate previously-filed capital ratios in connection with the change in accounting method related to certain debt securities. The cumulative impact of this change would have resulted in an insignificant pro forma change of the Corporation's capital ratios.

(2)
Prior to the fourth quarter of 2015, Bank of America was required to report regulatory capital using the Standardized approach. In connection with its exit from parallel run in the fourth quarter of 2015, Bank of America began to report regulatory capital ratios under both the Standardized and Advanced approaches. The approach that yields the lower ratio is used to assess capital adequacy.

(3)
The numerator of the supplementary leverage ratio and Tier 1 leverage ratio is quarter-end Basel 3 Tier 1 capital. The Tier 1 leverage ratio reflects the transition provisions of Basel 3 and the supplementary leverage ratio is calculated on a fully phased-in basis. The denominator of supplementary leverage exposure is total leverage exposure based on the daily average of the sum of on-balance sheet exposures less permitted Tier 1 deductions, as well as the simple average of certain off-balance sheet exposures, as of the end of each month in a quarter. Off-balance sheet exposures primarily include undrawn lending commitments, letters of credit, potential future derivative exposures and repo-style transactions.

(4)
Tangible equity ratio equals period-end tangible shareholders' equity divided by period-end tangible assets. Tangible common equity ratio equals period-end tangible common shareholders' equity divided by period-end tangible assets. Tangible shareholders' equity and tangible assets are non-GAAP financial measures. We believe the use of ratios that utilize tangible equity provides additional useful information because they present measures of those assets that can generate income. (See Exhibit A: Non-GAAP Reconciliations - Reconciliation to GAAP Financial Measures on pages 42-43.)

n/a = not applicable

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	7

Bank of America Corporation and Subsidiaries
Regulatory Capital Reconciliations (1, 2, 3)
(Dollars in millions)
	September 30 2016	June 30 2016	March 31 2016	December 31 2015	September 30 2015
Regulatory capital – Basel 3 transition to fully phased-in
Common equity tier 1 capital (transition)	$169,925	$166,173	$162,732	$163,026	$161,649
Deferred tax assets arising from net operating loss and tax credit carryforwards phased in during transition	(3,143)	(3,496)	(3,764)	(5,151)	(5,554)
Accumulated OCI phased in during transition	188	359	(117)	(1,917)	(1,018)
Intangibles phased in during transition	(853)	(907)	(983)	(1,559)	(1,654)
Defined benefit pension fund assets phased in during transition	(375)	(378)	(381)	(568)	(470)
DVA related to liabilities and derivatives phased in during transition	168	104	76	307	228
Other adjustments and deductions phased in during transition	(35)	(24)	(54)	(54)	(92)
Common equity tier 1 capital (fully phased-in)	$165,875	$161,831	$157,509	$154,084	$153,089

Risk-weighted assets – As reported to Basel 3 (fully phased-in)
Basel 3 Standardized approach risk-weighted assets as reported	$1,393,630	$1,396,277	$1,405,748	$1,403,293	$1,391,672
Changes in risk-weighted assets from reported to fully phased-in	15,587	17,689	20,104	24,089	22,989
Basel 3 Standardized approach risk-weighted assets (fully phased-in)	$1,409,217	$1,413,966	$1,425,852	$1,427,382	$1,414,661

Basel 3 Advanced approaches risk-weighted assets as reported	$1,545,984	$1,561,567	$1,586,993	$1,602,373	n/a
Changes in risk-weighted assets from reported to fully phased-in	(23,501)	(19,600)	(29,710)	(27,690)	n/a
Basel 3 Advanced approaches risk-weighted assets (fully phased-in) (4)	$1,522,483	$1,541,967	$1,557,283	$1,574,683	$1,397,504

Regulatory capital ratios
Basel 3 Standardized approach common equity tier 1 (transition)	12.2%	11.9%	11.6%	11.6%	11.6%
Basel 3 Advanced approaches common equity tier 1 (transition)	11.0	10.6	10.3	10.2	n/a
Basel 3 Standardized approach common equity tier 1 (fully phased-in)	11.8	11.4	11.0	10.8	10.8
Basel 3 Advanced approaches common equity tier 1 (fully phased-in) (4)	10.9	10.5	10.1	9.8	11.0

(1)
Regulatory capital ratios are preliminary. Under the applicable bank regulatory rules, the Corporation is not required to and, accordingly, will not restate previously-filed capital ratios in connection with the change in accounting method related to certain debt securities. The cumulative impact of this change would have resulted in an insignificant pro forma change of the Corporation's capital ratios.

(2)
Prior to the fourth quarter of 2015, Bank of America was required to report regulatory capital using the Standardized approach. In connection with its exit from parallel run in the fourth quarter of 2015, Bank of America began to report regulatory capital ratios under both the Standardized and Advanced approaches. The approach that yields the lower ratio is used to assess capital adequacy.

(3)	Fully phased-in estimates are non-GAAP financial measures. For reconciliations to GAAP financial measures, see above.

(4)
Basel 3 fully phased-in Advanced approaches estimates assume approval by U.S. banking regulators of our internal analytical models, including approval of the internal models methodology (IMM). As of September 30, 2016, the Corporation did not have regulatory approval for the IMM model.

n/a = not applicable

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	8

Bank of America Corporation and Subsidiaries
Quarterly Average Balances and Interest Rates – Fully Taxable-equivalent Basis
(Dollars in millions)
	Third Quarter 2016			Second Quarter 2016			Third Quarter 2015
	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate
Earning assets
Interest-bearing deposits with the Federal Reserve, non-U.S. central banks and other banks	$133,866	$148	0.44%	$135,312	$157	0.47%	$145,174	$96	0.26%
Time deposits placed and other short-term investments	9,336	34	1.45	7,855	35	1.79	11,503	38	1.32
Federal funds sold and securities borrowed or purchased under agreements to resell	214,254	267	0.50	223,005	260	0.47	210,127	275	0.52
Trading account assets	128,879	1,111	3.43	127,189	1,109	3.50	140,484	1,170	3.31
Debt securities	423,182	2,169	2.07	419,085	2,284	2.20	394,265	2,282	2.32
Loans and leases (1):
Residential mortgage	188,234	1,612	3.42	186,752	1,626	3.48	193,791	1,690	3.49
Home equity	70,603	681	3.84	73,141	703	3.86	79,715	730	3.64
U.S. credit card	88,210	2,061	9.30	86,705	1,983	9.20	88,201	2,033	9.15
Non-U.S. credit card	9,256	231	9.94	9,988	250	10.06	10,244	267	10.34
Direct/Indirect consumer	92,870	585	2.51	91,643	563	2.47	85,975	515	2.38
Other consumer	2,358	18	2.94	2,220	16	3.00	1,980	15	3.01
Total consumer	451,531	5,188	4.58	450,449	5,141	4.58	459,906	5,250	4.54
U.S. commercial	276,833	2,040	2.93	276,640	2,006	2.92	251,908	1,744	2.75
Commercial real estate	57,606	452	3.12	57,772	434	3.02	53,605	384	2.84
Commercial lease financing	21,194	153	2.88	20,874	147	2.81	20,013	153	3.07
Non-U.S. commercial	93,430	599	2.55	93,935	564	2.42	91,997	514	2.22
Total commercial	449,063	3,244	2.87	449,221	3,151	2.82	417,523	2,795	2.66
Total loans and leases (2):	900,594	8,432	3.73	899,670	8,292	3.70	877,429	8,045	3.65
Other earning assets	59,951	677	4.50	55,957	660	4.74	62,848	717	4.52
Total earning assets (3)	1,870,062	12,838	2.73	1,868,073	12,797	2.75	1,841,830	12,623	2.73
Cash and due from banks	27,361			27,924			27,730
Other assets, less allowance for loan and lease losses	292,067			292,244			299,370
Total assets	$2,189,490			$2,188,241			$2,168,930

(1)
Nonperforming loans are included in the respective average loan balances. Income on these nonperforming loans is generally recognized on a cost recovery basis. Purchased credit-impaired loans were recorded at fair value upon acquisition and accrete interest income over the estimated life of the loan.

(2)
Beginning in the first quarter of 2016, the Corporation classifies operating leases in other assets on the Consolidated Balance Sheet. For the three months ended September 30, 2015, $5.4 billion of operating leases were reclassified from loans and leases to other assets to conform to this presentation. Additionally, amounts related to these leases were reclassified from net interest income to other income and other general operating expenses on the Consolidated Statement of Income.

(3)
The impact of interest rate risk management derivatives on interest income is presented below. Interest income includes the impact of interest rate risk management contracts, which increased (decreased) interest income on:

	Third Quarter 2016	Second Quarter 2016	Third Quarter 2015
Federal funds sold and securities borrowed or purchased under agreements to resell	$(1)	$5	$20
Debt securities	(49)	(48)	(11)
U.S. commercial loans and leases	(14)	(13)	(17)
Net hedge expense on assets	$(64)	$(56)	$(8)

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	9

Bank of America Corporation and Subsidiaries
Quarterly Average Balances and Interest Rates – Fully Taxable-equivalent Basis (continued)
(Dollars in millions)
	Third Quarter 2016			Second Quarter 2016			Third Quarter 2015
	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate
Interest-bearing liabilities
U.S. interest-bearing deposits:
Savings	$49,885	$2	0.01%	$50,105	$1	0.01%	$46,297	$2	0.02%
NOW and money market deposit accounts	592,907	73	0.05	583,913	72	0.05	545,741	67	0.05
Consumer CDs and IRAs	48,695	33	0.27	48,450	33	0.28	53,174	38	0.29
Negotiable CDs, public funds and other deposits	32,023	43	0.54	32,879	35	0.42	30,631	26	0.33
Total U.S. interest-bearing deposits	723,510	151	0.08	715,347	141	0.08	675,843	133	0.08
Non-U.S. interest-bearing deposits:
Banks located in non-U.S. countries	4,294	9	0.87	4,235	10	0.98	4,196	7	0.71
Governments and official institutions	1,391	3	0.61	1,542	2	0.66	1,654	1	0.33
Time, savings and other	59,340	103	0.70	60,311	92	0.61	53,793	73	0.53
Total non-U.S. interest-bearing deposits	65,025	115	0.71	66,088	104	0.63	59,643	81	0.54
Total interest-bearing deposits	788,535	266	0.13	781,435	245	0.13	735,486	214	0.12
Federal funds purchased, securities loaned or sold under agreements to repurchase and short-term borrowings	207,634	569	1.09	215,852	626	1.17	257,323	597	0.92
Trading account liabilities	73,452	244	1.32	73,773	242	1.32	77,443	342	1.75
Long-term debt	227,269	1,330	2.33	233,061	1,343	2.31	240,520	1,343	2.22
Total interest-bearing liabilities (1)	1,296,890	2,409	0.74	1,304,121	2,456	0.76	1,310,772	2,496	0.76
Noninterest-bearing sources:
Noninterest-bearing deposits	438,651			431,856			423,745
Other liabilities	185,050			186,910			180,615
Shareholders' equity	268,899			265,354			253,798
Total liabilities and shareholders' equity	$2,189,490			$2,188,241			$2,168,930
Net interest spread			1.99%			1.99%			1.97%
Impact of noninterest-bearing sources			0.24			0.24			0.22
Net interest income/yield on earning assets		$10,429	2.23%		$10,341	2.23%		$10,127	2.19%

(1)
The impact of interest rate risk management derivatives on interest expense is presented below. Interest expense includes the impact of interest rate risk management contracts, which increased (decreased) interest expense on:

	Third Quarter 2016	Second Quarter 2016	Third Quarter 2015
NOW and money market deposit accounts	$—	$(1)	$—
Consumer CDs and IRAs	6	5	5
Negotiable CDs, public funds and other deposits	3	4	3
Banks located in non-U.S. countries	4	3	2
Federal funds purchased, securities loaned or sold under agreements to repurchase and short-term borrowings	95	149	232
Long-term debt	(668)	(770)	(832)
Net hedge income on liabilities	$(560)	$(610)	$(590)

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	10

Bank of America Corporation and Subsidiaries
Year-to-Date Average Balances and Interest Rates – Fully Taxable-equivalent Basis
(Dollars in millions)
	Nine Months Ended September 30
	2016			2015
	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate
Earning assets
Interest-bearing deposits with the Federal Reserve, non-U.S. central banks and other banks	$135,910	$460	0.45%	$132,445	$261	0.26%
Time deposits placed and other short-term investments	8,784	101	1.54	9,366	105	1.50
Federal funds sold and securities borrowed or purchased under agreements to resell	215,476	803	0.50	212,781	774	0.49
Trading account assets	130,785	3,432	3.50	138,861	3,406	3.28
Debt securities	414,115	6,990	2.27	387,988	6,763	2.34
Loans and leases (1):
Residential mortgage	187,325	4,867	3.46	205,315	5,323	3.46
Home equity	73,015	2,095	3.83	82,404	2,269	3.68
U.S. credit card	87,362	6,065	9.27	88,117	6,040	9.17
Non-U.S. credit card	9,687	734	10.12	10,087	793	10.51
Direct/Indirect consumer	91,291	1,698	2.48	83,481	1,510	2.42
Other consumer	2,240	50	2.99	1,904	45	3.14
Total consumer	450,920	15,509	4.59	471,308	15,980	4.53
U.S. commercial	274,669	5,982	2.91	243,849	5,093	2.79
Commercial real estate	57,550	1,320	3.06	50,792	1,113	2.93
Commercial lease financing	21,049	482	3.05	19,592	473	3.22
Non-U.S. commercial	93,572	1,748	2.50	88,089	1,478	2.24
Total commercial	446,840	9,532	2.85	402,322	8,157	2.71
Total loans and leases (2)	897,760	25,041	3.72	873,630	24,137	3.69
Other earning assets	58,189	2,031	4.66	62,366	2,142	4.59
Total earning assets (3)	1,861,019	38,858	2.79	1,817,437	37,588	2.76
Cash and due from banks	28,041			28,726
Other assets, less allowance for loan and lease losses	294,845			307,190
Total assets	$2,183,905			$2,153,353

(1)
Nonperforming loans are included in the respective average loan balances. Income on these nonperforming loans is generally recognized on a cost recovery basis. Purchased credit-impaired loans were recorded at fair value upon acquisition and accrete interest income over the estimated life of the loan.

(2)
Beginning in the first quarter of 2016, the Corporation classifies operating leases in other assets on the Consolidated Balance Sheet. For the nine months ended September 30, 2015, $5.3 billion of operating leases were reclassified from loans and leases to other assets to conform to this presentation. Additionally, amounts related to these leases were reclassified from net interest income to other income and other general operating expenses on the Consolidated Statement of Income.

(3)
The impact of interest rate risk management derivatives on interest income is presented below. Interest income includes the impact of interest rate risk management contracts, which increased (decreased) interest income on:

	2016	2015
Federal funds sold and securities borrowed or purchased under agreements to resell	$17	$45
Debt securities	(131)	(22)
U.S. commercial loans and leases	(41)	(50)
Net hedge expense on assets	$(155)	$(27)

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	11

Bank of America Corporation and Subsidiaries
Year-to-Date Average Balances and Interest Rates – Fully Taxable-equivalent Basis (continued)
(Dollars in millions)
	Nine Months Ended September 30
	2016			2015
	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate
Interest-bearing liabilities
U.S. interest-bearing deposits:
Savings	$49,281	$4	0.01%	$46,634	$6	0.02%
NOW and money market deposit accounts	584,896	216	0.05	537,974	205	0.05
Consumer CDs and IRAs	48,920	101	0.28	55,883	125	0.30
Negotiable CDs, public funds and other deposits	32,212	107	0.45	29,784	70	0.32
Total U.S. interest-bearing deposits	715,309	428	0.08	670,275	406	0.08
Non-U.S. interest-bearing deposits:
Banks located in non-U.S. countries	4,218	28	0.90	4,633	24	0.70
Governments and official institutions	1,468	7	0.60	1,426	3	0.31
Time, savings and other	58,866	273	0.62	54,364	217	0.53
Total non-U.S. interest-bearing deposits	64,552	308	0.64	60,423	244	0.54
Total interest-bearing deposits	779,861	736	0.13	730,698	650	0.12
Federal funds purchased, securities loaned or sold under agreements to repurchase and short-term borrowings	215,131	1,808	1.12	251,231	1,868	0.99
Trading account liabilities	73,176	778	1.42	77,996	1,071	1.84
Long-term debt	231,313	4,066	2.35	240,960	4,063	2.25
Total interest-bearing liabilities (1)	1,299,481	7,388	0.76	1,300,885	7,652	0.79
Noninterest-bearing sources:
Noninterest-bearing deposits	433,168			414,988
Other liabilities	186,349			187,215
Shareholders' equity	264,907			250,265
Total liabilities and shareholders' equity	$2,183,905			$2,153,353
Net interest spread			2.03%			1.97%
Impact of noninterest-bearing sources			0.23			0.23
Net interest income/yield on earning assets		$31,470	2.26%		$29,936	2.20%

(1)
The impact of interest rate risk management derivatives on interest expense is presented below. Interest expense includes the impact of interest rate risk management contracts, which increased(decreased) interest expense on:

	2016	2015
NOW and money market deposit accounts	$(1)	$(1)
Consumer CDs and IRAs	17	17
Negotiable CDs, public funds and other deposits	10	10
Banks located in non-U.S. countries	8	4
Federal funds purchased, securities loaned or sold under agreements to repurchase and short-term borrowings	406	728
Long-term debt	(2,175)	(2,439)
Net hedge income on liabilities	$(1,735)	$(1,681)

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	12

Bank of America Corporation and Subsidiaries
Debt Securities and Available-for-Sale Marketable Equity Securities
(Dollars in millions)
	September 30, 2016
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
Available-for-sale debt securities
Mortgage-backed securities:
Agency	$196,808	$4,266	$(23)	$201,051
Agency-collateralized mortgage obligations	8,862	243	(24)	9,081
Commercial	12,555	383	(2)	12,936
Non-agency residential	1,476	180	(38)	1,618
Total mortgage-backed securities	219,701	5,072	(87)	224,686
U.S. Treasury and agency securities	44,925	363	(4)	45,284
Non-U.S. securities	5,995	19	(4)	6,010
Other taxable securities, substantially all asset-backed securities	9,375	73	(32)	9,416
Total taxable securities	279,996	5,527	(127)	285,396
Tax-exempt securities	15,917	97	(30)	15,984
Total available-for-sale debt securities	295,913	5,624	(157)	301,380
Other debt securities carried at fair value	21,222	114	(211)	21,125
Total debt securities carried at fair value	317,135	5,738	(368)	322,505
Held-to-maturity debt securities, substantially all U.S. agency mortgage-backed securities	112,409	1,647	(91)	113,965
Total debt securities	$429,544	$7,385	$(459)	$436,470
Available-for-sale marketable equity securities (1)	$325	$57	$(28)	$354

	June 30, 2016
Available-for-sale debt securities
Mortgage-backed securities:
Agency	$204,692	$4,030	$(34)	$208,688
Agency-collateralized mortgage obligations	9,468	312	(20)	9,760
Commercial	11,095	307	(5)	11,397
Non-agency residential	1,963	208	(68)	2,103
Total mortgage-backed securities	227,218	4,857	(127)	231,948
U.S. Treasury and agency securities	25,792	351	—	26,143
Non-U.S. securities	6,044	21	(7)	6,058
Other taxable securities, substantially all asset-backed securities	9,793	26	(45)	9,774
Total taxable securities	268,847	5,255	(179)	273,923
Tax-exempt securities	15,281	112	(31)	15,362
Total available-for-sale debt securities	284,128	5,367	(210)	289,285
Other debt securities carried at fair value	20,527	93	(235)	20,385
Total debt securities carried at fair value	304,655	5,460	(445)	309,670
Held-to-maturity debt securities, substantially all U.S. agency mortgage-backed securities	102,899	1,611	(135)	104,375
Total debt securities	$407,554	$7,071	$(580)	$414,045
Available-for-sale marketable equity securities (1)	$325	$46	$(34)	$337

(1)	Classified in other assets on the Consolidated Balance Sheet.

Other Debt Securities Carried at Fair Value
(Dollars in millions)	September 30 2016	June 30 2016
Mortgage-backed securities:
Agency-collateralized mortgage obligations	$6	$7
Non-agency residential	3,193	3,244
Total mortgage-backed securities	3,199	3,251
Non-U.S. securities (1)	17,680	16,885
Other taxable securities, substantially all asset-backed securities	246	249
Total	$21,125	$20,385

(1)	These securities are primarily used to satisfy certain international regulatory liquidity requirements.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	13

Bank of America Corporation and Subsidiaries
Quarterly Results by Business Segment and All Other
(Dollars in millions)
	Third Quarter 2016
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Net interest income (FTE basis)	$10,429	$5,290	$1,394	$2,470	$1,119	$156
Card income	1,455	1,218	40	135	16	46
Service charges	1,952	1,072	18	780	80	2
Investment and brokerage services	3,160	68	2,584	20	490	(2)
Investment banking income (loss)	1,458	—	56	795	645	(38)
Trading account profits	2,141	—	62	56	1,934	89
Mortgage banking income	589	297	1	—	—	291
Gains on sales of debt securities	51	—	—	—	—	51
Other income (loss)	628	23	224	492	75	(186)
Total noninterest income	11,434	2,678	2,985	2,278	3,240	253
Total revenue, net of interest expense (FTE basis)	21,863	7,968	4,379	4,748	4,359	409
Provision for credit losses	850	698	7	118	19	8
Noninterest expense	13,481	4,371	3,257	2,151	2,658	1,044
Income (loss) before income taxes (FTE basis)	7,532	2,899	1,115	2,479	1,682	(643)
Income tax expense (benefit) (FTE basis)	2,577	1,086	418	926	608	(461)
Net income (loss)	$4,955	$1,813	$697	$1,553	$1,074	$(182)

Average
Total loans and leases	$900,594	$248,683	$143,207	$334,363	$69,043	$105,298
Total assets (1)	2,189,490	674,636	288,821	395,423	584,069	246,541
Total deposits	1,227,186	605,708	253,812	306,198	32,840	28,628
Period end
Total loans and leases	$905,008	$251,125	$144,980	$334,120	$72,144	$102,639
Total assets (1)	2,195,314	687,247	289,795	397,795	595,165	225,312
Total deposits	1,232,895	618,030	252,962	301,061	31,692	29,150

	Second Quarter 2016
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Net interest income (FTE basis)	$10,341	$5,207	$1,403	$2,424	$1,088	$219
Card income	1,464	1,216	22	134	37	55
Service charges	1,871	1,011	17	759	79	5
Investment and brokerage services	3,201	67	2,598	14	525	(3)
Investment banking income (loss)	1,408	—	51	799	603	(45)
Trading account profits	2,018	—	25	26	1,872	95
Mortgage banking income	312	267	—	—	1	44
Gains on sales of debt securities	249	—	—	—	—	249
Other income (loss)	645	27	309	538	103	(332)
Total noninterest income	11,168	2,588	3,022	2,270	3,220	68
Total revenue, net of interest expense (FTE basis)	21,509	7,795	4,425	4,694	4,308	287
Provision for credit losses	976	726	14	199	(5)	42
Noninterest expense	13,493	4,414	3,288	2,126	2,581	1,084
Income (loss) before income taxes (FTE basis)	7,040	2,655	1,123	2,369	1,732	(839)
Income tax expense (benefit) (FTE basis)	2,257	978	420	873	619	(633)
Net income (loss)	$4,783	$1,677	$703	$1,496	$1,113	$(206)

Average
Total loans and leases	$899,670	$242,921	$141,181	$334,396	$69,620	$111,552
Total assets (1)	2,188,241	665,102	289,646	395,997	580,701	256,795
Total deposits	1,213,291	596,474	254,804	298,805	34,518	28,690
Period end
Total loans and leases	$903,153	$247,122	$142,633	$334,838	$70,766	$107,794
Total assets (1)	2,186,966	668,470	286,846	397,566	577,428	256,656
Total deposits	1,216,091	599,457	250,976	304,577	33,506	27,575

(1)	Total assets include asset allocations to match liabilities (i.e., deposits).

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	14

Bank of America Corporation and Subsidiaries
Quarterly Results by Business Segment and All Other (continued)
(Dollars in millions)
	Third Quarter 2015
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Net interest income (FTE basis)	$10,127	$5,093	$1,360	$2,315	$1,094	$265
Card income	1,510	1,248	44	132	18	68
Service charges	1,898	1,057	18	746	73	4
Investment and brokerage services	3,336	69	2,682	11	574	—
Investment banking income (loss)	1,287	(1)	55	752	521	(40)
Trading account profits	1,616	—	43	100	1,471	2
Mortgage banking income	407	290	2	—	—	115
Gains on sales of debt securities	437	—	—	—	1	436
Other income (loss)	601	225	249	280	(2)	(151)
Total noninterest income	11,092	2,888	3,093	2,021	2,656	434
Total revenue, net of interest expense (FTE basis)	21,219	7,981	4,453	4,336	3,750	699
Provision for credit losses	806	523	(2)	181	42	62
Noninterest expense	13,939	4,711	3,470	2,161	2,697	900
Income (loss) before income taxes (FTE basis)	6,474	2,747	985	1,994	1,011	(263)
Income tax expense (benefit) (FTE basis)	1,855	990	353	716	211	(415)
Net income	$4,619	$1,757	$632	$1,278	$800	$152

Average
Total loans and leases	$877,429	$233,103	$134,319	$308,710	$66,349	$134,948
Total assets (1)	2,168,930	623,324	274,272	370,246	594,142	306,946
Total deposits	1,159,231	555,987	243,980	296,321	36,818	26,125
Period end
Total loans and leases	$882,076	$234,995	$135,805	$313,596	$70,159	$127,521
Total assets (1)	2,152,962	625,158	279,237	376,379	576,461	295,727
Total deposits	1,162,009	557,626	246,172	297,644	35,943	24,624

(1)	Total assets include asset allocations to match liabilities (i.e., deposits).

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	15

Bank of America Corporation and Subsidiaries
Year-to-Date Results by Business Segment and All Other
(Dollars in millions)
	Nine Months Ended September 30, 2016
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Net interest income (FTE basis)	$31,470	$15,825	$4,310	$7,439	$3,391	$505
Card income	4,349	3,645	111	386	62	145
Service charges	5,660	3,080	55	2,284	231	10
Investment and brokerage services	9,543	205	7,718	50	1,583	(13)
Investment banking income (loss)	4,019	1	180	2,230	1,742	(134)
Trading account profits	5,821	—	123	80	5,401	217
Mortgage banking income	1,334	754	2	—	1	577
Gains on sales of debt securities	490	—	—	—	—	490
Other income (loss)	1,691	110	774	1,427	207	(827)
Total noninterest income	32,907	7,795	8,963	6,457	9,227	465
Total revenue, net of interest expense (FTE basis)	64,377	23,620	13,273	13,896	12,618	970
Provision for credit losses	2,823	1,955	46	870	23	(71)
Noninterest expense	41,790	13,324	9,822	6,449	7,690	4,505
Income (loss) before income taxes (FTE basis)	19,764	8,341	3,405	6,577	4,905	(3,464)
Income tax expense (benefit) (FTE basis)	6,554	3,088	1,267	2,435	1,746	(1,982)
Net income (loss)	$13,210	$5,253	$2,138	$4,142	$3,159	$(1,482)

Average
Total loans and leases	$897,760	$243,191	$141,169	$332,474	$69,315	$111,611
Total assets (1)	2,183,905	662,133	291,383	394,402	582,006	253,981
Total deposits	1,213,029	593,504	256,356	300,732	34,409	28,028
Period end
Total loans and leases	$905,008	$251,125	$144,980	$334,120	$72,144	$102,639
Total assets (1)	2,195,314	687,247	289,795	397,795	595,165	225,312
Total deposits	1,232,895	618,030	252,962	301,061	31,692	29,150

	Nine Months Ended September 30, 2015
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Net interest income (FTE basis)	$29,936	$15,199	$4,081	$6,788	$3,059	$809
Card income	4,381	3,623	134	360	63	201
Service charges	5,519	3,056	55	2,184	211	13
Investment and brokerage services	10,101	203	8,154	43	1,703	(2)
Investment banking income (loss)	4,300	(1)	211	2,381	1,869	(160)
Trading account profits (losses)	5,510	—	151	182	5,312	(135)
Mortgage banking income	2,102	1,117	7	—	—	978
Gains on sales of debt securities	886	1	—	—	10	875
Other income (loss)	1,312	315	763	1,122	(331)	(557)
Total noninterest income	34,111	8,314	9,475	6,272	8,837	1,213
Total revenue, net of interest expense (FTE basis)	64,047	23,513	13,556	13,060	11,896	2,022
Provision for credit losses	2,351	1,662	36	454	69	130
Noninterest expense	43,724	14,079	10,446	6,396	8,606	4,197
Income (loss) before income taxes (FTE basis)	17,972	7,772	3,074	6,210	3,221	(2,305)
Income tax expense (benefit) (FTE basis)	5,420	2,859	1,130	2,286	968	(1,823)
Net income (loss)	$12,552	$4,913	$1,944	$3,924	$2,253	$(482)

Average
Total loans and leases	$873,630	$231,399	$130,975	$298,923	$61,625	$150,708
Total assets (1)	2,153,353	616,559	272,790	364,659	596,568	302,777
Total deposits	1,145,686	549,213	242,507	290,327	38,376	25,263
Period end
Total loans and leases	$882,076	$234,995	$135,805	$313,596	$70,159	$127,521
Total assets (1)	2,152,962	625,158	279,237	376,379	576,461	295,727
Total deposits	1,162,009	557,626	246,172	297,644	35,943	24,624

(1)	Total assets include asset allocations to match liabilities (i.e., deposits).

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	16

Bank of America Corporation and Subsidiaries
Supplemental Financial Data
(Dollars in millions)

Fully taxable-equivalent (FTE) basis data (1)

	Nine Months Ended September 30		Third Quarter 2016	Second Quarter 2016	First Quarter 2016	Fourth Quarter 2015	Third Quarter 2015
	2016	2015
Net interest income	$31,470	$29,936	$10,429	$10,341	$10,700	$9,911	$10,127
Total revenue, net of interest expense	64,377	64,047	21,863	21,509	21,005	19,807	21,219
Net interest yield	2.26%	2.20%	2.23%	2.23%	2.33%	2.14%	2.19%
Efficiency ratio	64.91	68.27	61.66	62.73	70.54	70.73	65.70

(1)
FTE basis is a non-GAAP financial measure. FTE basis is a performance measure used by management in operating the business that management believes provides investors with a more accurate picture of the interest margin for comparative purposes. The Corporation believes that this presentation allows for comparison of amounts from both taxable and tax-exempt sources and is consistent with industry practices. (See Exhibit A: Non-GAAP Reconciliations - Reconciliations to GAAP Financial Measures on pages 42-43.)

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	17

Bank of America Corporation and Subsidiaries
Consumer Banking Segment Results
(Dollars in millions)
	Nine Months Ended September 30		Third Quarter 2016	Second Quarter 2016	First Quarter 2016	Fourth Quarter 2015	Third Quarter 2015
	2016	2015
Net interest income (FTE basis)	$15,825	$15,199	$5,290	$5,207	$5,328	$5,229	$5,093
Noninterest income:
Card income	3,645	3,623	1,218	1,216	1,211	1,314	1,248
Service charges	3,080	3,056	1,072	1,011	997	1,045	1,057
Mortgage banking income	754	1,117	297	267	190	215	290
All other income	316	518	91	94	131	209	293
Total noninterest income	7,795	8,314	2,678	2,588	2,529	2,783	2,888
Total revenue, net of interest expense (FTE basis)	23,620	23,513	7,968	7,795	7,857	8,012	7,981

Provision for credit losses	1,955	1,662	698	726	531	684	523

Noninterest expense	13,324	14,079	4,371	4,414	4,539	4,637	4,711
Income before income taxes (FTE basis)	8,341	7,772	2,899	2,655	2,787	2,691	2,747
Income tax expense (FTE basis)	3,088	2,859	1,086	978	1,024	955	990
Net income	$5,253	$4,913	$1,813	$1,677	$1,763	$1,736	$1,757

Net interest yield (FTE basis)	3.39%	3.53%	3.30%	3.34%	3.53%	3.51%	3.46%
Return on average allocated capital (1)	21	20	21	20	21	21	21
Efficiency ratio (FTE basis)	56.41	59.88	54.86	56.63	57.77	57.88	59.02

Balance Sheet
Average
Total loans and leases	$243,191	$231,399	$248,683	$242,921	$237,908	$235,498	$233,103
Total earning assets (2)	623,840	576,309	636,838	627,231	607,308	591,330	583,368
Total assets (2)	662,133	616,559	674,636	665,102	646,523	630,973	623,324
Total deposits	593,504	549,213	605,708	596,474	578,196	563,745	555,987
Allocated capital (1)	34,000	33,000	34,000	34,000	34,000	33,000	33,000

Period end
Total loans and leases	$251,125	$234,995	$251,125	$247,122	$240,591	$238,851	$234,995
Total earning assets (2)	648,978	584,995	648,978	630,454	626,941	605,012	584,995
Total assets (2)	687,247	625,158	687,247	668,470	666,298	645,427	625,158
Total deposits	618,030	557,626	618,030	599,457	597,800	577,832	557,626

(1)
Return on average allocated capital is calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital. Other companies may define or calculate these measures differently.

(2)	Total earning assets and total assets include asset allocations to match liabilities (i.e., deposits) and allocated shareholders' equity.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	18

Bank of America Corporation and Subsidiaries
Consumer Banking Year-to-Date Results
(Dollars in millions)
	Nine Months Ended September 30, 2016
	Total Consumer Banking	Deposits	Consumer Lending
Net interest income (FTE basis)	$15,825	$7,940	$7,885
Noninterest income:
Card income	3,645	7	3,638
Service charges	3,080	3,079	1
Mortgage banking income	754	—	754
All other income	316	312	4
Total noninterest income	7,795	3,398	4,397
Total revenue, net of interest expense (FTE basis)	23,620	11,338	12,282

Provision for credit losses	1,955	132	1,823

Noninterest expense	13,324	7,227	6,097
Income before income taxes (FTE basis)	8,341	3,979	4,362
Income tax expense (FTE basis)	3,088	1,473	1,615
Net income	$5,253	$2,506	$2,747

Net interest yield (FTE basis)	3.39%	1.79%	4.39%
Return on average allocated capital (1)	21	28	17
Efficiency ratio (FTE basis)	56.41	63.74	49.64

Balance Sheet
Average
Total loans and leases	$243,191	$4,787	$238,404
Total earning assets (2)	623,840	591,913	239,870
Total assets (2)	662,133	618,466	251,610
Total deposits	593,504	586,334	7,170
Allocated capital (1)	34,000	12,000	22,000

Period end
Total loans and leases	$251,125	$4,810	$246,315
Total earning assets (2)	648,978	616,853	248,233
Total assets (2)	687,247	643,025	260,330
Total deposits	618,030	610,752	7,278

	Nine Months Ended September 30, 2015
	Total Consumer Banking	Deposits	Consumer Lending
Net interest income (FTE basis)	$15,199	$7,083	$8,116
Noninterest income:
Card income	3,623	8	3,615
Service charges	3,056	3,055	1
Mortgage banking income	1,117	—	1,117
All other income	518	355	163
Total noninterest income	8,314	3,418	4,896
Total revenue, net of interest expense (FTE basis)	23,513	10,501	13,012

Provision for credit losses	1,662	145	1,517

Noninterest expense	14,079	7,354	6,725
Income before income taxes (FTE basis)	7,772	3,002	4,770
Income tax expense (FTE basis)	2,859	1,103	1,756
Net income	$4,913	$1,899	$3,014

Net interest yield (FTE basis)	3.53%	1.74%	4.74%
Return on average allocated capital (1)	20	21	19
Efficiency ratio (FTE basis)	59.88	70.02	51.69

Balance Sheet
Average
Total loans and leases	$231,399	$4,733	$226,666
Total earning assets (2)	576,309	545,708	228,681
Total assets (2)	616,559	572,723	241,916
Total deposits	549,213	540,850	8,363
Allocated capital (1)	33,000	12,000	21,000

Period end
Total loans and leases	$234,995	$4,644	$230,351
Total earning assets (2)	584,995	555,127	232,228
Total assets (2)	625,158	582,082	245,436
Total deposits	557,626	550,240	7,386

For footnotes see page 21.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	19

Bank of America Corporation and Subsidiaries
Consumer Banking Quarterly Results
(Dollars in millions)
	Third Quarter 2016
	Total Consumer Banking	Deposits	Consumer Lending
Net interest income (FTE basis)	$5,290	$2,630	$2,660
Noninterest income:
Card income	1,218	2	1,216
Service charges	1,072	1,071	1
Mortgage banking income	297	—	297
All other income (loss)	91	98	(7)
Total noninterest income	2,678	1,171	1,507
Total revenue, net of interest expense (FTE basis)	7,968	3,801	4,167

Provision for credit losses	698	43	655

Noninterest expense	4,371	2,395	1,976
Income before income taxes (FTE basis)	2,899	1,363	1,536
Income tax expense (FTE basis)	1,086	511	575
Net income	$1,813	$852	$961

Net interest yield (FTE basis)	3.30%	1.73%	4.31%
Return on average allocated capital (1)	21	28	17
Efficiency ratio (FTE basis)	54.86	63.03	47.40

Balance Sheet
Average
Total loans and leases	$248,683	$4,837	$243,846
Total earning assets (2)	636,838	604,223	245,540
Total assets (2)	674,636	630,394	257,167
Total deposits	605,708	598,117	7,591
Allocated capital (1)	34,000	12,000	22,000

Period end
Total loans and leases	$251,125	$4,810	$246,315
Total earning assets (2)	648,978	616,853	248,233
Total assets (2)	687,247	643,025	260,330
Total deposits	618,030	610,752	7,278

	Second Quarter 2016
	Total Consumer Banking	Deposits	Consumer Lending
Net interest income (FTE basis)	$5,207	$2,618	$2,589
Noninterest income:
Card income	1,216	2	1,214
Service charges	1,011	1,011	—
Mortgage banking income	267	—	267
All other income (loss)	94	99	(5)
Total noninterest income	2,588	1,112	1,476
Total revenue, net of interest expense (FTE basis)	7,795	3,730	4,065

Provision for credit losses	726	41	685

Noninterest expense	4,414	2,376	2,038
Income before income taxes (FTE basis)	2,655	1,313	1,342
Income tax expense (FTE basis)	978	483	495
Net income	$1,677	$830	$847

Net interest yield (FTE basis)	3.34%	1.77%	4.34%
Return on average allocated capital (1)	20	28	16
Efficiency ratio (FTE basis)	56.63	63.69	50.15

Balance Sheet
Average
Total loans and leases	$242,921	$4,792	$238,129
Total earning assets (2)	627,231	594,748	239,645
Total assets (2)	665,102	621,445	250,819
Total deposits	596,474	589,295	7,179
Allocated capital (1)	34,000	12,000	22,000

Period end
Total loans and leases	$247,122	$4,845	$242,277
Total earning assets (2)	630,454	597,992	244,699
Total assets (2)	668,470	624,658	256,049
Total deposits	599,457	592,442	7,015

For footnotes see page 21.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	20

Bank of America Corporation and Subsidiaries
Consumer Banking Quarterly Results (continued)
(Dollars in millions)
	Third Quarter 2015
	Total Consumer Banking	Deposits	Consumer Lending
Net interest income (FTE basis)	$5,093	$2,397	$2,696
Noninterest income:
Card income	1,248	2	1,246
Service charges	1,057	1,057	—
Mortgage banking income	290	—	290
All other income	293	132	161
Total noninterest income	2,888	1,191	1,697
Total revenue, net of interest expense (FTE basis)	7,981	3,588	4,393

Provision for credit losses	523	58	465

Noninterest expense	4,711	2,501	2,210
Income before income taxes (FTE basis)	2,747	1,029	1,718
Income tax expense (FTE basis)	990	370	620
Net income	$1,757	$659	$1,098

Net interest yield (FTE basis)	3.46%	1.72%	4.64%
Return on average allocated capital (1)	21	22	21
Efficiency ratio (FTE basis)	59.02	69.69	50.31

Balance Sheet
Average
Total loans and leases	$233,103	$4,662	$228,441
Total earning assets (2)	583,368	552,534	230,523
Total assets (2)	623,324	579,604	243,409
Total deposits	555,987	547,727	8,260
Allocated capital (1)	33,000	12,000	21,000

Period end
Total loans and leases	$234,995	$4,644	$230,351
Total earning assets (2)	584,995	555,127	232,228
Total assets (2)	625,158	582,082	245,436
Total deposits	557,626	550,240	7,386

(1)
Return on average allocated capital is calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital. Other companies may define or calculate these measures differently.

(2)
For presentation purposes, in segments or businesses where the total of liabilities and equity exceeds assets, the Corporation allocates assets from All Other to match the segments' and businesses' liabilities and allocated shareholders' equity. As a result, total earning assets and total assets of the businesses may not equal total Consumer Banking.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	21

Bank of America Corporation and Subsidiaries
Consumer Banking Key Indicators
(Dollars in millions)
	Nine Months Ended September 30		Third Quarter 2016	Second Quarter 2016	First Quarter 2016	Fourth Quarter 2015	Third Quarter 2015
	2016	2015
Average deposit balances
Checking	$291,602	$264,191	$299,149	$293,427	$282,146	$273,900	$268,559
Savings	47,658	44,999	48,273	48,472	46,221	44,518	44,721
MMS	207,033	186,104	212,096	207,333	201,616	195,756	191,358
CDs and IRAs	44,413	51,195	43,420	44,378	45,451	46,791	48,644
Non-U.S. and other	2,798	2,724	2,770	2,864	2,762	2,780	2,705
Total average deposit balances	$593,504	$549,213	$605,708	$596,474	$578,196	$563,745	$555,987

Deposit spreads (excludes noninterest costs)
Checking	1.96%	1.99%	1.94%	1.97%	1.98%	1.98%	1.99%
Savings	2.26	2.30	2.24	2.26	2.28	2.29	2.29
MMS	1.24	1.22	1.23	1.24	1.24	1.24	1.23
CDs and IRAs	0.92	0.58	1.03	0.92	0.81	0.69	0.62
Non-U.S. and other	0.78	0.45	0.87	0.80	0.67	0.54	0.48
Total deposit spreads	1.65	1.61	1.64	1.66	1.65	1.63	1.62

Client brokerage assets	$137,985	$117,210	$137,985	$131,698	$126,921	$122,721	$117,210

Online banking active accounts (units in thousands)	33,722	31,627	33,722	33,022	32,647	31,674	31,627
Mobile banking active users (units in thousands)	21,305	18,398	21,305	20,227	19,595	18,705	18,398
Financial centers	4,629	4,741	4,629	4,681	4,689	4,726	4,741
ATMs	15,959	16,062	15,959	15,998	16,003	16,038	16,062

Total U.S. credit card (1)
Loans
Average credit card outstandings	$87,362	$88,117	$88,210	$86,705	$87,163	$88,623	$88,201
Ending credit card outstandings	88,789	88,339	88,789	88,103	86,403	89,602	88,339
Credit quality
Net charge-offs	$1,703	$1,751	$543	$573	$587	$563	$546
	2.60%	2.66%	2.45%	2.66%	2.71%	2.52%	2.46%
30+ delinquency	$1,459	$1,514	$1,459	$1,388	$1,448	$1,575	$1,514
	1.64%	1.71%	1.64%	1.58%	1.68%	1.76%	1.71%
90+ delinquency	$702	$721	$702	$693	$743	$789	$721
	0.79%	0.82%	0.79%	0.79%	0.86%	0.88%	0.82%
Other Total U.S. credit card indicators (1)
Gross interest yield	9.27%	9.17%	9.30%	9.20%	9.32%	9.15%	9.15%
Risk-adjusted margin	8.99	9.14	9.11	8.79	9.05	9.79	9.51
New accounts (in thousands)	3,845	3,713	1,324	1,313	1,208	1,260	1,257
Purchase volumes	$165,412	$162,625	$57,591	$56,667	$51,154	$58,752	$56,472

Debit card data
Purchase volumes	$212,316	$206,941	$71,049	$72,120	$69,147	$70,755	$69,288

For footnotes see page 23.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	22

Bank of America Corporation and Subsidiaries
Consumer Banking Key Indicators (continued)
(Dollars in millions)
	Nine Months Ended September 30				Third Quarter 2016		Second Quarter 2016		First Quarter 2016		Fourth Quarter 2015		Third Quarter 2015
	2016		2015
Loan production (2):
Total (3):
First mortgage	$45,802		$43,386		$16,865		$16,314		$12,623		$13,543		$13,712
Home equity	11,649		9,566		3,541		4,303		3,805		3,494		3,140
Consumer Banking:
First mortgage	$32,207		$31,146		$11,588		$11,541		$9,078		$9,733		$10,026
Home equity	10,535		8,797		3,139		3,881		3,515		3,192		2,840

Mortgage servicing rights at fair value rollforward:
Balance, beginning of period	$2,680		$3,271		$1,789		$2,152		$2,680		$2,699		$3,201
Net additions	127		(16)		45		25		57		49		53
Amortization of expected cash flows (4)	(493)		(564)		(157)		(165)		(171)		(174)		(179)
Other changes in mortgage servicing rights fair value (5)	(302)		8		335		(223)		(414)		106		(376)
Balance, end of period (6)	$2,012		$2,699		$2,012		$1,789		$2,152		$2,680		$2,699

Capitalized mortgage servicing rights (% of loans serviced for investors)	60	bps	69	bps	60	bps	51	bps	58	bps	71	bps	69	bps
Mortgage loans serviced for investors (in billions)	$336		$391		$336		$353		$368		$378		$391

Total Mortgage banking income
Consumer Banking mortgage banking income
Total production income	$532		$801		$212		$182		$138		$150		$223
Net servicing income
Servicing fees	542		655		179		179		184		201		204
Amortization of expected cash flows (4)	(439)		(506)		(139)		(146)		(154)		(155)		(159)
Fair value changes of MSRs, net of risk management activities used to hedge certain market risks (7)	119		167		45		52		22		20		22
Total net servicing income	222		316		85		85		52		66		67
Total Consumer Banking mortgage banking income	754		1,117		297		267		190		216		290
Other mortgage banking income (8)
Other production income (9)	112		58		4		14		94		48		34
Representations and warranties provision	(168)		37		(102)		(22)		(44)		(9)		(77)
Net servicing income
Servicing fees	343		415		106		119		118		123		109
Amortization of expected cash flows (4)	(55)		(58)		(18)		(19)		(18)		(19)		(20)
Fair value changes of MSRs, net of risk management activities used to hedge certain market risks (7)	478		359		363		10		105		(31)		62
Total net servicing income	766		716		451		110		205		73		151
Eliminations (10)	(130)		174		(61)		(57)		(12)		(66)		9
Total other mortgage banking income	580		985		292		45		243		46		117
Total consolidated mortgage banking income	$1,334		$2,102		$589		$312		$433		$262		$407

(1)	In addition to the U.S. credit card portfolio in Consumer Banking, the remaining U.S. credit card portfolio is in GWIM.

(2)	The above loan production amounts represent the unpaid principal balance of loans and in the case of home equity, the principal amount of the total line of credit.

(3)	In addition to loan production in Consumer Banking, there is also first mortgage and home equity loan production in GWIM.

(4)	Represents the net change in fair value of the mortgage servicing rights asset due to the recognition of modeled cash flows.

(5)
These amounts reflect the changes in modeled mortgage servicing rights fair value primarily due to observed changes in interest rates, periodic adjustments to the valuation model and changes in cash flow assumptions.

(6)	Does not include certain non-U.S. residential mortgage MSR balances, which are recorded in Global Markets.

(7)	Includes gains (losses) on sales of MSRs.

(8)	Amounts for other mortgage banking income are included in this Consumer Banking table to show the components of consolidated mortgage banking income.

(9)	Consists primarily of revenue from sales of repurchased loans that had returned to performing status.

(10)
Includes the effect of transfers of mortgage loans from Consumer Banking to the ALM portfolio included in All Other, and net gains or losses on intercompany trades related to mortgage servicing rights risk management.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	23

Bank of America Corporation and Subsidiaries
Global Wealth & Investment Management Segment Results
(Dollars in millions)
	Nine Months Ended September 30		Third Quarter 2016	Second Quarter 2016	First Quarter 2016	Fourth Quarter 2015	Third Quarter 2015
	2016	2015
Net interest income (FTE basis)	$4,310	$4,081	$1,394	$1,403	$1,513	$1,446	$1,360
Noninterest income:
Investment and brokerage services	7,718	8,154	2,584	2,598	2,536	2,638	2,682
All other income	1,245	1,321	401	424	420	394	411
Total noninterest income	8,963	9,475	2,985	3,022	2,956	3,032	3,093
Total revenue, net of interest expense (FTE basis)	13,273	13,556	4,379	4,425	4,469	4,478	4,453

Provision for credit losses	46	36	7	14	25	15	(2)

Noninterest expense	9,822	10,446	3,257	3,288	3,277	3,497	3,470
Income before income taxes (FTE basis)	3,405	3,074	1,115	1,123	1,167	966	985
Income tax expense (FTE basis)	1,267	1,130	418	420	429	343	353
Net income	$2,138	$1,944	$697	$703	$738	$623	$632

Net interest yield (FTE basis)	2.09%	2.14%	2.03%	2.06%	2.18%	2.13%	2.10%
Return on average allocated capital (1)	22	22	21	22	23	21	21
Efficiency ratio (FTE basis)	74.00	77.06	74.36	74.32	73.33	78.13	77.92

Balance Sheet
Average
Total loans and leases	$141,169	$130,975	$143,207	$141,181	$139,099	$137,022	$134,319
Total earning assets (2)	275,675	255,572	273,568	273,874	279,606	269,250	257,424
Total assets (2)	291,383	272,790	288,821	289,646	295,711	285,329	274,272
Total deposits	256,356	242,507	253,812	254,804	260,482	251,306	243,980
Allocated capital (1)	13,000	12,000	13,000	13,000	13,000	12,000	12,000

Period end
Total loans and leases	$144,980	$135,805	$144,980	$142,633	$139,690	$139,039	$135,805
Total earning assets (2)	274,289	262,952	274,289	270,974	280,118	279,597	262,952
Total assets (2)	289,795	279,237	289,795	286,846	296,200	296,271	279,237
Total deposits	252,962	246,172	252,962	250,976	260,565	260,893	246,172

(1)
Return on average allocated capital is calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital. Other companies may define or calculate these measures differently.

(2)	Total earning assets and total assets include asset allocations to match liabilities (i.e., deposits) and allocated shareholders' equity.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	24

Bank of America Corporation and Subsidiaries
Global Wealth & Investment Management Key Indicators
(Dollars in millions, except as noted)
	Nine Months Ended September 30		Third Quarter 2016	Second Quarter 2016	First Quarter 2016	Fourth Quarter 2015	Third Quarter 2015
	2016	2015
Revenue by Business
Merrill Lynch Global Wealth Management	$10,886	$11,235	$3,617	$3,602	$3,667	$3,692	$3,683
U.S. Trust	2,300	2,268	761	762	777	763	752
Other (1)	87	53	1	61	25	23	18
Total revenue, net of interest expense (FTE basis)	$13,273	$13,556	$4,379	$4,425	$4,469	$4,478	$4,453

Client Balances by Business, at period end
Merrill Lynch Global Wealth Management	$2,089,683	$1,943,798	$2,089,683	$2,026,392	$1,998,145	$1,986,502	$1,943,798
U.S. Trust	400,538	375,751	400,538	393,089	390,262	388,604	375,751
Other (1)	—	78,110	—	—	77,751	82,929	78,110
Total client balances	$2,490,221	$2,397,659	$2,490,221	$2,419,481	$2,466,158	$2,458,035	$2,397,659

Client Balances by Type, at period end
Long-term assets under management (2)	$871,026	$798,887	$871,026	$832,394	$812,916	$817,938	$798,887
Liquidity assets under management (3)	—	78,106	—	—	77,747	82,925	78,106
Assets under management	871,026	876,993	871,026	832,394	890,663	900,863	876,993
Brokerage assets	1,095,635	1,026,355	1,095,635	1,070,014	1,056,752	1,040,938	1,026,355
Assets in custody	122,804	109,196	122,804	120,505	115,537	113,239	109,196
Deposits	252,962	246,172	252,962	250,976	260,565	260,893	246,172
Loans and leases (4)	147,794	138,943	147,794	145,592	142,641	142,102	138,943
Total client balances	$2,490,221	$2,397,659	$2,490,221	$2,419,481	$2,466,158	$2,458,035	$2,397,659

Assets Under Management Rollforward
Assets under management, beginning balance	$900,863	$902,872	$832,394	$890,663	$900,863	$876,993	$930,360
Net long-term client flows	19,638	27,695	10,182	10,055	(599)	6,746	4,448
Net liquidity client flows	(7,990)	1,320	—	(4,170)	(3,820)	4,813	(3,210)
Market valuation/other	(41,485)	(54,894)	28,450	(64,154)	(5,781)	12,311	(54,605)
Total assets under management, ending balance	$871,026	$876,993	$871,026	$832,394	$890,663	$900,863	$876,993

Associates, at period end (5, 6)
Number of financial advisors	16,731	16,522	16,731	16,664	16,671	16,687	16,522
Total wealth advisors, including financial advisors	18,248	17,967	18,248	18,159	18,111	18,131	17,967
Total client-facing professionals, including financial advisors and wealth advisors	20,683	20,446	20,683	20,564	20,573	20,605	20,446

Merrill Lynch Global Wealth Management Metric (6)
Financial advisor productivity (7) (in thousands)	$984	$1,033	$983	$984	$984	$996	$1,007

U.S. Trust Metric, at period end (6)
Client-facing professionals	2,223	2,182	2,223	2,229	2,188	2,186	2,182

(1)
Includes the results of BofA Global Capital Management, the cash management division of Bank of America, and certain administrative items. BofA Global Capital Management's assets under management were sold during the three months ended June 30, 2016.

(2)	Defined as assets under advisory and discretion of GWIM in which the duration of the investment strategy is longer than one year.

(3)
Defined as assets under advisory and discretion of GWIM in which the investment strategy seeks current income, while maintaining liquidity and capital preservation. The duration of these strategies is primarily less than one year.

(4)	Includes margin receivables which are classified in customer and other receivables on the Consolidated Balance Sheet.

(5)
Includes financial advisors in the Consumer Banking segment of 2,179, 2,248, 2,259, 2,187 and 2,050 at September 30, 2016, June 30, 2016, March 31, 2016, December 31, 2015 and September 30, 2015, respectively.

(6)	Headcount computation is based upon full-time equivalents.

(7)
Financial advisor productivity is defined as annualized Merrill Lynch Global Wealth Management total revenue, excluding the allocation of certain ALM activities, divided by the total number of financial advisors (excluding financial advisors in the Consumer Banking segment).

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	25

Bank of America Corporation and Subsidiaries
Global Banking Segment Results
(Dollars in millions)
	Nine Months Ended September 30		Third Quarter 2016	Second Quarter 2016	First Quarter 2016	Fourth Quarter 2015	Third Quarter 2015
	2016	2015
Net interest income (FTE basis)	$7,439	$6,788	$2,470	$2,424	$2,545	$2,456	$2,315
Noninterest income:
Service charges	2,284	2,184	780	759	745	730	746
Investment banking fees	2,230	2,381	795	799	636	729	752
All other income	1,943	1,707	703	712	528	646	523
Total noninterest income	6,457	6,272	2,278	2,270	1,909	2,105	2,021
Total revenue, net of interest expense (FTE basis)	13,896	13,060	4,748	4,694	4,454	4,561	4,336

Provision for credit losses	870	454	118	199	553	232	181

Noninterest expense	6,449	6,396	2,151	2,126	2,172	2,085	2,161
Income before income taxes (FTE basis)	6,577	6,210	2,479	2,369	1,729	2,244	1,994
Income tax expense (FTE basis)	2,435	2,286	926	873	636	828	716
Net income	$4,142	$3,924	$1,553	$1,496	$1,093	$1,416	$1,278

Net interest yield (FTE basis)	2.88%	2.89%	2.83%	2.81%	3.00%	2.93%	2.87%
Return on average allocated capital (1)	15	15	17	16	12	16	14
Efficiency ratio (FTE basis)	46.41	48.97	45.30	45.29	48.77	45.72	49.86

Balance Sheet
Average
Total loans and leases	$332,474	$298,923	$334,363	$334,396	$328,643	$318,699	$308,710
Total earnings assets (2)	345,406	314,580	347,462	347,347	341,386	332,022	320,307
Total assets (2)	394,402	364,659	395,423	395,997	391,774	381,887	370,246
Total deposits	300,732	290,327	306,198	298,805	297,134	307,806	296,321
Allocated capital (1)	37,000	35,000	37,000	37,000	37,000	35,000	35,000

Period end
Total loans and leases	$334,120	$313,596	$334,120	$334,838	$333,604	$323,687	$313,596
Total earnings assets (2)	349,993	325,685	349,993	348,935	345,355	334,766	325,685
Total assets (2)	397,795	376,379	397,795	397,566	394,736	386,132	376,379
Total deposits	301,061	297,644	301,061	304,577	298,072	296,162	297,644

(1)
Return on average allocated capital is calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital. Other companies may define or calculate these measures differently.

(2)	Total earning assets and total assets include asset allocations to match liabilities (i.e., deposits) and allocated shareholders' equity.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	26

Bank of America Corporation and Subsidiaries
Global Banking Key Indicators
(Dollars in millions)
	Nine Months Ended September 30		Third Quarter 2016	Second Quarter 2016	First Quarter 2016	Fourth Quarter 2015	Third Quarter 2015
	2016	2015
Investment Banking fees (1)
Advisory (2)	$913	$999	$295	$313	$305	$355	$365
Debt issuance	1,060	1,031	405	390	265	265	325
Equity issuance	257	351	95	96	66	109	62
Total Investment Banking fees (3)	$2,230	$2,381	$795	$799	$636	$729	$752

Business Lending
Corporate	$3,269	$2,925	$1,113	$1,102	$1,054	$1,056	$983
Commercial	3,129	2,891	1,069	1,051	1,009	1,077	978
Business Banking	280	269	91	92	97	83	91
Total Business Lending revenue	$6,678	$6,085	$2,273	$2,245	$2,160	$2,216	$2,052

Global Transaction Services
Corporate	$2,171	$2,063	$741	$715	$715	$730	$705
Commercial	2,036	1,955	671	663	702	694	668
Business Banking	549	515	182	180	187	188	179
Total Global Transaction Services revenue	$4,756	$4,533	$1,594	$1,558	$1,604	$1,612	$1,552

Average deposit balances
Interest-bearing	$69,319	$65,478	$72,442	$69,761	$65,719	$66,227	$64,960
Noninterest-bearing	231,413	224,849	233,756	229,044	231,415	241,579	231,361
Total average deposits	$300,732	$290,327	$306,198	$298,805	$297,134	$307,806	$296,321

Loan spread	1.64%	1.66%	1.63%	1.62%	1.67%	1.62%	1.63%

Provision for credit losses	$870	$454	$118	$199	$553	$232	$181

Credit quality (4, 5)
Reservable utilized criticized exposure	$15,460	$11,243	$15,460	$16,544	$16,923	$14,397	$11,243
	4.31%	3.32%	4.31%	4.59%	4.73%	4.13%	3.32%

Nonperforming loans, leases and foreclosed properties	$1,800	$898	$1,800	$1,450	$1,316	$935	$898
	0.54%	0.29%	0.54%	0.43%	0.40%	0.29%	0.29%

Average loans and leases by product
U.S. commercial	$188,984	$166,252	$190,032	$190,273	$186,634	$179,224	$171,771
Commercial real estate	48,913	44,395	48,714	49,120	48,908	48,521	46,904
Commercial lease financing	22,066	20,597	22,231	21,891	22,074	21,467	21,074
Non-U.S. commercial	72,505	67,663	73,384	73,105	71,015	69,472	68,947
Other	6	16	2	7	12	15	14
Total average loans and leases	$332,474	$298,923	$334,363	$334,396	$328,643	$318,699	$308,710

Total Corporation Investment Banking fees
Advisory (2)	$1,007	$1,095	$328	$333	$346	$408	$391
Debt issuance	2,466	2,416	908	889	669	617	748
Equity issuance	681	950	261	232	188	286	188
Total investment banking fees including self-led deals	4,154	4,461	1,497	1,454	1,203	1,311	1,327
Self-led deals	(135)	(161)	(39)	(46)	(50)	(39)	(40)
Total Investment Banking fees	$4,019	$4,300	$1,458	$1,408	$1,153	$1,272	$1,287

(1)	Investment banking fees represent total investment banking fees for Global Banking inclusive of self-led deals and fees included within Business Lending.

(2)	Advisory includes fees on debt and equity advisory and mergers and acquisitions.

(3)	Investment banking fees represent only the fee component in Global Banking and do not include certain other items shared with the Investment Banking Group under internal revenue sharing agreements.

(4)
Criticized exposure corresponds to the Special Mention, Substandard and Doubtful asset categories defined by regulatory authorities. The reservable criticized exposure is on an end-of-period basis and is also shown as a percentage of total commercial utilized reservable criticized exposure, including loans and leases, standby letters of credit, financial guarantees, commercial letters of credit and bankers' acceptances.

(5)	Nonperforming loans, leases and foreclosed properties are on an end-of-period basis. The nonperforming ratio is nonperforming assets divided by loans, leases and foreclosed properties.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	27

Bank of America Corporation and Subsidiaries
Investment Banking Product Rankings

	Nine Months Ended September 30, 2016
	Global		U.S.
	Product Ranking	Market Share	Product Ranking	Market Share
Net investment banking revenue	3	6.2%	3	9.1%
Announced mergers and acquisitions	4	16.4	4	22.3
Equity capital markets	4	5.0	3	10.6
Debt capital markets	3	5.8	3	9.3
High-yield corporate debt	2	8.9	2	9.9
Leveraged loans	1	8.6	1	11.2
Mortgage-backed securities	2	11.5	3	12.4
Asset-backed securities	3	7.8	4	10.8
Convertible debt	8	3.9	5	6.4
Common stock underwriting	4	5.1	3	11.3
Investment-grade corporate debt	2	5.8	2	10.6
Syndicated loans	2	9.7	2	13.3
Source: Dealogic data as of October 3, 2016. Figures above include self-led transactions.

•	Rankings based on deal volumes except net investment banking revenue rankings which reflect fees.

•	Debt capital markets excludes loans but includes agencies.

•	Mergers and acquisitions fees included in investment banking revenues reflect 10 percent fee credit at announcement and 90 percent fee credit at completion as per Dealogic.

•	Mergers and acquisitions volume rankings are for announced transactions and provide credit to all investment banks advising either side of the transaction.

•	Each advisor receives full credit for the deal amount unless advising a minor stakeholder.
Highlights

Global top 3 rankings in:
High-yield corporate debt	Investment-grade corporate debt
Leveraged loans	Syndicated loans
Mortgage-backed securities	Debt capital markets
Asset-backed securities

U.S. top 3 rankings in:
High-yield corporate debt	Investment-grade corporate debt
Leveraged loans	Syndicated loans
Mortgage-backed securities	Equity capital markets
Common stock underwriting	Debt capital markets

Top 3 rankings excluding self-led deals:

Global:	High-yield corporate debt, Leveraged loans, Mortgage-backed securities, Asset-backed securities, Investment-grade corporate debt, Syndicated loans, Debt capital markets

U.S.:
High-yield corporate debt, Leveraged loans, Mortgage-backed securities, Asset-backed securities, Common stock underwriting, Investment-grade corporate debt, Syndicated loans, Equity capital markets, Debt capital markets

This information is preliminary and based on company data available at the time of the presentation.	28

Bank of America Corporation and Subsidiaries
Global Markets Segment Results
(Dollars in millions)
	Nine Months Ended September 30		Third Quarter 2016	Second Quarter 2016	First Quarter 2016	Fourth Quarter 2015	Third Quarter 2015
	2016	2015
Net interest income (FTE basis)	$3,391	$3,059	$1,119	$1,088	$1,184	$1,132	$1,094
Noninterest income:
Investment and brokerage services	1,583	1,703	490	525	568	518	574
Investment banking fees	1,742	1,869	645	603	494	532	521
Trading account profits	5,401	5,312	1,934	1,872	1,595	797	1,471
All other income (loss)	501	(47)	171	220	110	138	90
Total noninterest income	9,227	8,837	3,240	3,220	2,767	1,985	2,656
Total revenue, net of interest expense (FTE basis) (1)	12,618	11,896	4,359	4,308	3,951	3,117	3,750

Provision for credit losses	23	69	19	(5)	9	30	42

Noninterest expense	7,690	8,606	2,658	2,581	2,451	2,768	2,697
Income before income taxes (FTE basis)	4,905	3,221	1,682	1,732	1,491	319	1,011
Income tax expense (FTE basis)	1,746	968	608	619	519	149	211
Net income	$3,159	$2,253	$1,074	$1,113	$972	$170	$800

Return on average allocated capital (2)	11%	9%	12%	12%	11%	2%	9%
Efficiency ratio (FTE basis)	60.94	72.34	60.94	59.95	62.02	88.76	71.93

Balance Sheet
Average
Total trading-related assets (3)	$411,469	$439,003	$415,417	$411,285	$407,661	$415,856	$431,172
Total loans and leases	69,315	61,625	69,043	69,620	69,283	68,835	66,349
Total earning assets (3)	421,221	434,004	422,636	422,815	418,198	419,977	436,809
Total assets	582,006	596,568	584,069	580,701	581,226	586,606	594,142
Total deposits	34,409	38,376	32,840	34,518	35,886	37,175	36,818
Allocated capital (2)	37,000	35,000	37,000	37,000	37,000	35,000	35,000

Period end
Total trading-related assets (3)	$417,517	$407,086	$417,517	$405,037	$408,223	$373,926	$407,086
Total loans and leases	72,144	70,159	72,144	70,766	73,446	73,208	70,159
Total earning assets (3)	435,112	418,519	435,112	416,325	422,268	384,046	418,519
Total assets	595,165	576,461	595,165	577,428	581,150	548,790	576,461
Total deposits	31,692	35,943	31,692	33,506	34,403	37,038	35,943

Trading-related assets (average)
Trading account securities	$183,928	$195,775	$185,785	$178,047	$187,931	$195,275	$196,685
Reverse repurchases	89,218	109,219	89,435	92,805	85,411	86,553	103,312
Securities borrowed	86,159	78,520	87,872	89,779	80,807	82,385	75,786
Derivative assets	52,164	55,489	52,325	50,654	53,512	51,643	55,389
Total trading-related assets (3)	$411,469	$439,003	$415,417	$411,285	$407,661	$415,856	$431,172

(1)
Substantially all of Global Markets total revenue is sales and trading revenue and investment banking fees, with a small portion related to certain revenue sharing agreements with other business segments. For additional sales and trading revenue information, see page 30.

(2)
Return on average allocated capital is calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital. Other companies may define or calculate these measures differently.

(3)	Trading-related assets include derivative assets, which are considered non-earning assets.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	29

Bank of America Corporation and Subsidiaries
Global Markets Key Indicators
(Dollars in millions)
	Nine Months Ended September 30		Third Quarter 2016	Second Quarter 2016	First Quarter 2016	Fourth Quarter 2015	Third Quarter 2015
	2016	2015
Sales and trading revenue (1)
Fixed income, currency and commodities	$7,507	$6,307	$2,646	$2,456	$2,405	$1,561	$2,010
Equities	3,072	3,462	954	1,081	1,037	874	1,148
Total sales and trading revenue	$10,579	$9,769	$3,600	$3,537	$3,442	$2,435	$3,158

Sales and trading revenue, excluding net debit valuation adjustment (2)
Fixed income, currency and commodities	$7,647	$6,881	$2,767	$2,615	$2,265	$1,751	$1,992
Equities	3,069	3,476	960	1,086	1,023	882	1,154
Total sales and trading revenue, excluding net debit valuation adjustment	$10,716	$10,357	$3,727	$3,701	$3,288	$2,633	$3,146

Sales and trading revenue breakdown
Net interest income	$3,094	$2,786	$1,024	$991	$1,079	$1,030	$1,003
Commissions	1,561	1,686	485	517	559	510	568
Trading	5,400	5,310	1,934	1,871	1,595	796	1,470
Other	524	(13)	157	158	209	99	117
Total sales and trading revenue	$10,579	$9,769	$3,600	$3,537	$3,442	$2,435	$3,158

(1)
Includes Global Banking sales and trading revenue of $336 million and $295 million for the nine months ended September 30, 2016 and 2015; $56 million, $121 million and $160 million for the third, second and first quarters of 2016, and $127 million and $86 million for the fourth and third quarters of 2015, respectively.

(2)
For this presentation, sales and trading revenue excludes net debit valuation adjustment (DVA) gains (losses) which include net DVA on derivatives, as well as amortization of own credit portion of purchase discount and realized DVA on structured liabilities for all periods. Sales and trading revenue excluding net DVA gains (losses) represents a non-GAAP financial measure. We believe the use of this non-GAAP financial measure provides additional useful information to assess the underlying performance of these businesses and to allow better comparison of period-to-period operating performance.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	30

Bank of America Corporation and Subsidiaries
All Other Results (1)
(Dollars in millions)
	Nine Months Ended September 30		Third Quarter 2016	Second Quarter 2016	First Quarter 2016	Fourth Quarter 2015	Third Quarter 2015
	2016	2015
Net interest income (FTE basis)	$505	$809	$156	$219	$130	$(352)	$265
Noninterest income:
Card income	145	201	46	55	44	59	68
Mortgage banking income	577	978	291	44	242	44	115
Gains on sales of debt securities	490	875	51	249	190	251	436
All other loss	(747)	(841)	(135)	(280)	(332)	(363)	(185)
Total noninterest income	465	1,213	253	68	144	(9)	434
Total revenue, net of interest expense (FTE basis)	970	2,022	409	287	274	(361)	699

Provision for credit losses	(71)	130	8	42	(121)	(151)	62

Noninterest expense	4,505	4,197	1,044	1,084	2,377	1,023	900
Loss before income taxes (FTE basis)	(3,464)	(2,305)	(643)	(839)	(1,982)	(1,233)	(263)
Income tax benefit (FTE basis)	(1,982)	(1,823)	(461)	(633)	(888)	(572)	(415)
Net income (loss)	$(1,482)	$(482)	$(182)	$(206)	$(1,094)	$(661)	$152

Balance Sheet
Average
Total loans and leases	$111,611	$150,708	$105,298	$111,552	$118,051	$126,102	$134,948
Total assets (2)	253,981	302,777	246,541	256,795	258,688	295,712	306,946
Total deposits	28,028	25,263	28,628	28,690	26,757	26,019	26,125

Period end
Total loans and leases	$102,639	$127,521	$102,639	$107,794	$113,782	$122,198	$127,521
Total assets (3)	225,312	295,727	225,312	256,656	247,342	267,667	295,727
Total deposits	29,150	24,624	29,150	27,575	26,421	25,334	24,624

(1)
All Other consists of ALM activities, equity investments, the international consumer card business, non-core mortgage loans and servicing activities, liquidating businesses, residual expense allocations and other. ALM activities encompass certain residential mortgages, debt securities, interest rate and foreign currency risk management activities, the impact of certain allocation methodologies and accounting hedge ineffectiveness. The results of certain ALM activities are allocated to our business segments. Equity investments include our merchant services joint venture as well as Global Principal Investments which is comprised of a portfolio of equity, real estate and other alternative investments.

(2)
Includes elimination of segments' excess asset allocations to match liabilities (i.e., deposits) and allocated shareholders' equity of $497.8 billion and $459.8 billion for the nine months ended September 30, 2016 and 2015; $500.4 billion, $499.5 billion, $493.5 billion, $474.1 billion and $458.5 billion for the third, second and first quarters of 2016, and the fourth and third quarters of 2015, respectively.

(3)
Includes elimination of segments' excess asset allocations to match liabilities (i.e., deposits) and allocated shareholders' equity of $508.5 billion, $492.3 billion, $510.0 billion, $489.0 billion and $461.9 billion at September 30, 2016, June 30, 2016, March 31, 2016, December 31, 2015 and September 30, 2015, respectively.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	31

Bank of America Corporation and Subsidiaries
Outstanding Loans and Leases
(Dollars in millions)
	September 30 2016	June 30 2016	September 30 2015
Consumer
Residential mortgage (1)	$187,968	$185,943	$187,939
Home equity	68,997	71,587	78,030
U.S. credit card	88,789	88,103	88,339
Non-U.S. credit card	9,258	9,380	10,066
Direct/Indirect consumer (2)	93,294	92,746	87,314
Other consumer (3)	2,389	2,284	2,012
Total consumer loans excluding loans accounted for under the fair value option	450,695	450,043	453,700
Consumer loans accounted for under the fair value option (4)	1,768	1,844	1,944
Total consumer	452,463	451,887	455,644

Commercial
U.S. commercial (5)	280,096	276,587	257,032
Commercial real estate (6)	57,303	57,612	55,629
Commercial lease financing	21,309	21,203	20,067
Non-U.S. commercial	87,497	89,048	88,470
Total commercial loans excluding loans accounted for under the fair value option	446,205	444,450	421,198
Commercial loans accounted for under the fair value option (4)	6,340	6,816	5,234
Total commercial	452,545	451,266	426,432
Total loans and leases (7)	$905,008	$903,153	$882,076

(1)
Includes pay option loans of $1.9 billion, $2.1 billion and $2.4 billion at September 30, 2016, June 30, 2016 and September 30, 2015, respectively. The Corporation no longer originates pay option loans.

(2)
Includes auto and specialty lending loans of $47.8 billion, $47.0 billion and $41.7 billion, unsecured consumer lending loans of $630 million, $696 million and $1.0 billion, U.S. securities-based lending loans of $40.1 billion, $40.1 billion and $39.2 billion, non-U.S. consumer loans of $3.1 billion, $3.4 billion and $3.9 billion, student loans of $514 million, $531 million and $581 million and other consumer loans of $1.1 billion, $1.1 billion and $834 million at September 30, 2016, June 30, 2016 and September 30, 2015, respectively.

(3)
Includes consumer finance loans of $489 million, $512 million and $591 million, consumer leases of $1.7 billion, $1.6 billion and $1.2 billion and consumer overdrafts of $151 million, $191 million and $189 million at September 30, 2016, June 30, 2016 and September 30, 2015, respectively.

(4)
Consumer loans accounted for under the fair value option were residential mortgage loans of $1.4 billion, $1.5 billion and $1.7 billion and home equity loans of $340 million, $354 million and $225 million at September 30, 2016, June 30, 2016 and September 30, 2015, respectively. Commercial loans accounted for under the fair value option were U.S. commercial loans of $2.6 billion, $2.7 billion and $2.2 billion and non-U.S. commercial loans of $3.7 billion, $4.1 billion and $3.0 billion at September 30, 2016, June 30, 2016 and September 30, 2015, respectively.

(5)	Includes U.S. small business commercial loans, including card-related products, of $13.1 billion at September 30, 2016, June 30, 2016 and September 30, 2015.

(6)
Includes U.S. commercial real estate loans of $53.9 billion, $54.3 billion and $51.8 billion and non-U.S. commercial real estate loans of $3.4 billion, $3.3 billion and $3.8 billion at September 30, 2016, June 30, 2016 and September 30, 2015, respectively.

(7)
Beginning in the first quarter of 2016, the Corporation classifies operating leases in other assets on the Consolidated Balance Sheet. For September 30, 2015, $5.6 billion of operating leases were reclassified from loans and leases to other assets to conform to this presentation. Additionally, amounts related to these leases were reclassified from net interest income to other noninterest income and other general operating expense on the Consolidated Statement of Income.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	32

Bank of America Corporation and Subsidiaries
Quarterly Average Loans and Leases by Business Segment and All Other
(Dollars in millions)
	Third Quarter 2016
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Consumer
Residential mortgage	$188,234	$49,919	$61,032	$—	$—	$77,283
Home equity	70,603	46,603	5,090	—	342	18,568
U.S. credit card	88,210	85,170	3,039	—	—	1
Non-U.S. credit card	9,256	—	—	—	—	9,256
Direct/Indirect consumer	92,870	48,099	44,242	1	—	528
Other consumer	2,358	1,850	4	1	—	503
Total consumer	451,531	231,641	113,407	2	342	106,139

Commercial
U.S. commercial	276,833	17,019	27,045	190,032	42,367	370
Commercial real estate	57,606	23	2,727	48,714	6,063	79
Commercial lease financing	21,194	—	3	22,231	248	(1,288)
Non-U.S. commercial	93,430	—	25	73,384	20,023	(2)
Total commercial	449,063	17,042	29,800	334,361	68,701	(841)
Total loans and leases	$900,594	$248,683	$143,207	$334,363	$69,043	$105,298

	Second Quarter 2016
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Consumer
Residential mortgage	$186,752	$45,888	$59,216	$2	$—	$81,646
Home equity	73,141	47,795	5,276	1	347	19,722
U.S. credit card	86,705	83,692	3,012	—	—	1
Non-U.S. credit card	9,988	—	—	—	—	9,988
Direct/Indirect consumer	91,643	46,853	44,243	3	—	544
Other consumer	2,220	1,681	8	1	—	530
Total consumer	450,449	225,909	111,755	7	347	112,431

Commercial
U.S. commercial	276,640	16,989	26,878	190,273	42,180	320
Commercial real estate	57,772	22	2,506	49,120	6,026	98
Commercial lease financing	20,874	—	3	21,891	288	(1,308)
Non-U.S. commercial	93,935	1	39	73,105	20,779	11
Total commercial	449,221	17,012	29,426	334,389	69,273	(879)
Total loans and leases	$899,670	$242,921	$141,181	$334,396	$69,620	$111,552

	Third Quarter 2015
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Consumer
Residential mortgage	$193,791	$37,851	$55,279	$5	$—	$100,656
Home equity	79,715	50,068	5,838	4	209	23,596
U.S. credit card	88,201	85,163	3,038	—	—	—
Non-U.S. credit card	10,244	—	—	—	—	10,244
Direct/Indirect consumer	85,975	41,860	43,469	4	(13)	655
Other consumer	1,980	1,367	5	1	(1)	608
Total consumer	459,906	216,309	107,629	14	195	135,759

Commercial
U.S. commercial	251,908	16,772	24,343	171,771	38,649	373
Commercial real estate	53,605	22	2,110	46,904	4,427	142
Commercial lease financing	20,013	—	4	21,074	311	(1,376)
Non-U.S. commercial	91,997	—	233	68,947	22,767	50
Total commercial	417,523	16,794	26,690	308,696	66,154	(811)
Total loans and leases	$877,429	$233,103	$134,319	$308,710	$66,349	$134,948

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	33

Bank of America Corporation and Subsidiaries
Commercial Credit Exposure by Industry (1, 2, 3, 4)
(Dollars in millions)
	Commercial Utilized			Total Commercial Committed
	September 30 2016	June 30 2016	September 30 2015	September 30 2016	June 30 2016	September 30 2015
Diversified financials	$76,639	$78,799	$75,761	$122,795	$122,504	$119,248
Real estate (5)	61,522	61,539	60,927	84,057	84,543	82,983
Healthcare equipment and services	37,553	37,483	33,478	65,780	67,494	56,728
Retailing	40,633	39,934	38,080	63,782	63,589	63,931
Capital goods	34,364	34,866	31,985	63,478	63,171	58,400
Government and public education	45,244	45,956	43,969	54,600	55,019	51,425
Banking	39,533	44,002	44,302	46,644	50,437	51,638
Materials	23,135	23,373	23,753	44,508	44,607	45,943
Consumer services	26,778	25,656	23,091	41,982	40,132	36,215
Food, beverage and tobacco	19,771	20,594	17,867	39,181	41,495	35,221
Energy	19,741	21,220	21,779	38,746	40,467	46,089
Commercial services and supplies	23,830	21,335	18,550	38,202	33,818	32,056
Utilities	12,408	12,868	11,071	28,154	28,426	26,751
Transportation	20,428	20,117	18,997	27,760	27,392	27,491
Media	13,171	13,137	12,667	25,587	25,101	23,993
Pharmaceuticals and biotechnology	6,037	6,389	5,448	25,162	16,202	16,715
Individuals and trusts	16,775	16,397	17,467	22,341	21,638	22,538
Technology hardware and equipment	8,564	7,492	6,957	19,965	19,185	14,798
Software and services	8,193	7,990	7,566	18,344	18,380	18,287
Automobiles and components	5,252	5,414	4,108	12,897	12,447	10,492
Insurance, including monolines	6,041	5,395	4,587	12,250	10,670	10,611
Telecommunication services	5,952	5,352	4,373	11,372	12,092	9,953
Consumer durables and apparel	5,804	5,635	5,907	10,965	10,390	10,657
Food and staples retailing	4,899	4,827	3,917	8,848	8,890	7,410
Religious and social organizations	4,662	4,619	4,718	6,429	6,373	6,269
Other	5,886	7,307	7,631	13,093	14,196	16,286
Total commercial credit exposure by industry	$572,815	$577,696	$548,956	$946,922	$938,658	$902,128
Net credit default protection purchased on total commitments (6)				$(4,586)	$(5,396)	$(6,494)

(1)
Includes loans and leases, standby letters of credit and financial guarantees, derivative assets, assets held-for-sale, commercial letters of credit, bankers' acceptances, securitized assets, foreclosed properties and other collateral acquired. Derivative assets are carried at fair value, reflect the effects of legally enforceable master netting agreements and have been reduced by cash collateral of $44.6 billion, $50.7 billion and $46.2 billion at September 30, 2016, June 30, 2016 and September 30, 2015, respectively. Not reflected in utilized and committed exposure is additional non-cash derivative collateral held of $22.7 billion, $24.5 billion and $24.1 billion which consists primarily of other marketable securities at September 30, 2016, June 30, 2016 and September 30, 2015, respectively.

(2)
Total utilized and total committed exposure includes loans of $6.3 billion, $6.8 billion and $5.2 billion and issued letters of credit with a notional amount of $279 million, $321 million and $240 million accounted for under the fair value option at September 30, 2016, June 30, 2016 and September 30, 2015, respectively. In addition, total committed exposure includes unfunded loan commitments accounted for under the fair value option with a notional amount of $7.4 billion, $7.8 billion and $7.7 billion at September 30, 2016, June 30, 2016 and September 30, 2015, respectively.

(3)	Includes U.S. small business commercial exposure.

(4)
Includes the notional amount of unfunded legally binding lending commitments net of amounts distributed (e.g., syndicated or participated) to other financial institutions of $12.4 billion, $13.9 billion and $13.4 billion at September 30, 2016, June 30, 2016 and September 30, 2015, respectively.

(5)
Industries are viewed from a variety of perspectives to best isolate the perceived risks. For purposes of this table, the real estate industry is defined based on the borrowers' or counterparties' primary business activity using operating cash flows and primary source of repayment as key factors.

(6)	Represents net notional credit protection purchased.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	34

Bank of America Corporation and Subsidiaries
Net Credit Default Protection by Maturity Profile (1)

	September 30 2016	June 30 2016
Less than or equal to one year	53%	52%
Greater than one year and less than or equal to five years	44	45
Greater than five years	3	3
Total net credit default protection	100%	100%

(1)
To mitigate the cost of purchasing credit protection, credit exposure can be added by selling credit protection. The distribution of maturities for net credit default protection purchased is shown in this table.

Net Credit Default Protection by Credit Exposure Debt Rating (1)
(Dollars in millions)
	September 30, 2016		June 30, 2016
Ratings (2, 3)	Net Notional (4)	Percent of Total	Net Notional (4)	Percent of Total
A	$(393)	8.6%	$(713)	13.2%
BBB	(2,401)	52.4	(2,656)	49.2
BB	(1,105)	24.1	(1,190)	22.1
B	(632)	13.8	(794)	14.7
CCC and below	(24)	0.5	(14)	0.3
NR (5)	(31)	0.6	(29)	0.5
Total net credit default protection	$(4,586)	100.0%	$(5,396)	100.0%

(1)
To mitigate the cost of purchasing credit protection, credit exposure can be added by selling credit protection. The distribution of debt rating for net notional credit default protection purchased is shown as a negative and the net notional credit protection sold is shown as a positive amount.

(2)	Ratings are refreshed on a quarterly basis.

(3)	Ratings of BBB- or higher are considered to meet the definition of investment grade.

(4)	Represents net credit default protection purchased.

(5)	NR is comprised of index positions held and any names that have not been rated.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	35

Bank of America Corporation and Subsidiaries
Top 20 Non-U.S. Countries Exposure
(Dollars in millions)
	Funded Loans and Loan Equivalents (1)	Unfunded Loan Commitments	Net Counterparty Exposure (2)	Securities/ Other Investments (3)	Country Exposure at September 30 2016	Hedges and Credit Default Protection (4)	Net Country Exposure at September 30 2016 (5)	Increase (Decrease) from June 30 2016
United Kingdom	$31,206	$12,695	$8,589	$4,076	$56,566	$(4,153)	$52,413	$(3,897)
Germany	11,254	17,622	1,585	2,841	33,302	(4,316)	28,986	7,667
Canada	6,851	7,297	2,000	3,857	20,005	(1,560)	18,445	(1,924)
Japan	14,042	629	1,260	1,879	17,810	(1,833)	15,977	1,200
Brazil	9,378	293	765	4,196	14,632	(297)	14,335	(899)
France	3,317	4,813	2,553	6,165	16,848	(3,921)	12,927	(1,092)
China	8,428	733	1,106	1,661	11,928	(389)	11,539	(190)
India	6,033	319	415	2,390	9,157	(218)	8,939	(1,261)
Australia	3,962	2,648	362	1,809	8,781	(353)	8,428	(700)
Hong Kong	6,231	221	822	555	7,829	(32)	7,797	244
Netherlands	3,066	2,719	567	2,707	9,059	(1,389)	7,670	(363)
Switzerland	4,226	2,823	368	583	8,000	(1,301)	6,699	347
South Korea	4,200	682	781	1,451	7,114	(526)	6,588	(477)
Italy	2,896	893	748	1,430	5,967	(905)	5,062	238
Mexico	3,432	995	249	492	5,168	(228)	4,940	(527)
Singapore	2,472	144	727	1,657	5,000	(63)	4,937	(354)
United Arab Emirates	2,254	159	720	25	3,158	(116)	3,042	(451)
Turkey	2,899	48	65	14	3,026	(48)	2,978	(317)
Belgium	846	1,774	166	242	3,028	(416)	2,612	14
Spain	1,802	664	243	843	3,552	(1,004)	2,548	(54)
Total top 20 non-U.S. countries exposure	$128,795	$58,171	$24,091	$38,873	$249,930	$(23,068)	$226,862	$(2,796)

(1)
Includes loans, leases, and other extensions of credit and funds, including letters of credit and due from placements, which have not been reduced by collateral, hedges or credit default protection. Funded loans and loan equivalents are reported net of charge-offs but prior to any allowance for loan and lease losses.

(2)
Net counterparty exposure includes the fair value of derivatives, including the counterparty risk associated with credit default swaps, and secured financing transactions. Derivative exposures are presented net of $35.1 billion in collateral, which is predominantly cash, pledged under legally enforceable master netting agreements. Secured financing transaction exposures are presented net of eligible cash or securities pledged as collateral. The notional amount of reverse repurchase transactions was $84.4 billion. Counterparty exposure is not presented net of hedges or credit default protection.

(3)
Long securities exposures are netted on a single-name basis to, but not below, zero by short exposures and net credit default swaps purchased, consisting of single-name and net indexed and tranched credit default swaps.

(4)
Represents credit default protection purchased, net of credit default protection sold, which is used to mitigate the Corporation's risk to country exposures as listed, consisting of net single-name and net indexed and tranched credit default swaps. Amounts are calculated based on the credit default swaps notional amount assuming a zero recovery rate less any fair value receivable or payable.

(5)	Represents country exposure less hedges and credit default protection purchased, net of credit default protection sold.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	36

Bank of America Corporation and Subsidiaries
Nonperforming Loans, Leases and Foreclosed Properties
(Dollars in millions)
	September 30 2016	June 30 2016	March 31 2016	December 31 2015	September 30 2015
Residential mortgage	$3,341	$3,592	$3,976	$4,803	$5,242
Home equity	2,982	3,085	3,244	3,337	3,429
Direct/Indirect consumer	26	27	26	24	25
Other consumer	1	1	1	1	1
Total consumer	6,350	6,705	7,247	8,165	8,697
U.S. commercial	1,439	1,349	1,236	867	836
Commercial real estate	60	84	91	93	108
Commercial lease financing	35	13	29	12	17
Non-U.S. commercial	400	144	165	158	56
	1,934	1,590	1,521	1,130	1,017
U.S. small business commercial	65	69	82	82	85
Total commercial	1,999	1,659	1,603	1,212	1,102
Total nonperforming loans and leases	8,349	8,364	8,850	9,377	9,799
Foreclosed properties (1)	388	435	431	459	537
Total nonperforming loans, leases and foreclosed properties (2, 3, 4)	$8,737	$8,799	$9,281	$9,836	$10,336

Fully-insured home loans past due 30 days or more and still accruing	$6,844	$7,478	$8,207	$9,855	$10,467
Consumer credit card past due 30 days or more and still accruing	1,584	1,517	1,590	1,721	1,662
Other loans past due 30 days or more and still accruing	3,093	2,994	3,219	3,603	3,415
Total loans past due 30 days or more and still accruing (3, 5, 6)	$11,521	$11,989	$13,016	$15,179	$15,544

Fully-insured home loans past due 90 days or more and still accruing	$5,117	$5,659	$6,334	$7,150	$7,616
Consumer credit card past due 90 days or more and still accruing	767	762	820	865	799
Other loans past due 90 days or more and still accruing	166	180	193	235	203
Total loans past due 90 days or more and still accruing (3, 5, 6)	$6,050	$6,601	$7,347	$8,250	$8,618

Nonperforming loans, leases and foreclosed properties/Total assets (7)	0.40%	0.40%	0.43%	0.46%	0.48%
Nonperforming loans, leases and foreclosed properties/Total loans, leases and foreclosed properties (7)	0.97	0.98	1.04	1.10	1.18
Nonperforming loans and leases/Total loans and leases (7)	0.93	0.94	0.99	1.05	1.12

Commercial utilized reservable criticized exposure (8)	$16,938	$18,087	$18,577	$15,896	$13,028
Commercial utilized reservable criticized exposure/Commercial utilized reservable exposure (8)	3.52%	3.76%	3.87%	3.38%	2.85%
Total commercial utilized criticized exposure/Commercial utilized exposure (8)	3.38	3.72	3.82	3.28	2.93

(1)
Foreclosed property balances do not include properties insured by certain government-guaranteed loans, principally FHA-insured loans, that entered foreclosure of $1.3 billion, $1.3 billion, $1.4 billion, $1.4 billion and $1.3 billion at September 30, 2016, June 30, 2016, March 31, 2016, December 31, 2015 and September 30, 2015, respectively.

(2)
Balances do not include past due consumer credit card, consumer loans secured by real estate where repayments are insured by the Federal Housing Administration and individually insured long-term stand-by agreements (fully-insured home loans), and in general, other consumer and commercial loans not secured by real estate.

(3)
Balances do not include purchased credit-impaired loans even though the customer may be contractually past due. Purchased credit-impaired loans were recorded at fair value upon acquisition and accrete interest income over the remaining life of the loan.

(4) Balances do not include the following:	September 30 2016	June 30 2016	March 31 2016	December 31 2015	September 30 2015
Nonperforming loans held-for-sale	$323	$223	$265	$227	$274
Nonperforming loans accounted for under the fair value option	293	302	312	306	321
Nonaccruing troubled debt restructured loans removed from the purchased credit-impaired portfolio prior to January 1, 2010	27	38	36	38	49

(5)
Balances do not include loans held-for-sale past due 30 days or more and still accruing of $18 million, $13 million, $3 million, $24 million and $73 million at September 30, 2016, June 30, 2016, March 31, 2016, December 31, 2015 and September 30, 2015, respectively. At September 30, 2016, June 30, 2016, March 31, 2016, December 31, 2015 and September 30, 2015, there were $115 million, $117 million, $120 million, $127 million and $142 million, respectively, of loans accounted for under the fair value option past due 30 days or more and still accruing interest.

(6)	These balances are excluded from total nonperforming loans, leases and foreclosed properties.

(7)
Total assets and total loans and leases do not include loans accounted for under the fair value option of $8.1 billion, $8.7 billion, $8.2 billion, $6.9 billion and $7.2 billion at September 30, 2016, June 30, 2016, March 31, 2016, December 31, 2015 and September 30, 2015, respectively.

(8)
Criticized exposure corresponds to the Special Mention, Substandard and Doubtful asset categories defined by regulatory authorities. The reservable criticized exposure excludes loans held-for-sale, exposure accounted for under the fair value option and other nonreservable exposure.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	37

Bank of America Corporation and Subsidiaries
Nonperforming Loans, Leases and Foreclosed Properties Activity (1)
(Dollars in millions)
	Third Quarter 2016	Second Quarter 2016	First Quarter 2016	Fourth Quarter 2015	Third Quarter 2015
Nonperforming Consumer Loans and Leases:
Balance, beginning of period	$6,705	$7,247	$8,165	$8,697	$9,575
Additions to nonperforming loans and leases:
New nonperforming loans and leases	831	799	951	1,027	1,029
Reductions to nonperforming loans and leases:
Paydowns and payoffs	(220)	(252)	(133)	(214)	(262)
Sales	(237)	(271)	(823)	(314)	(447)
Returns to performing status (2)	(383)	(396)	(441)	(490)	(722)
Charge-offs (3)	(279)	(334)	(395)	(450)	(375)
Transfers to foreclosed properties	(67)	(88)	(77)	(91)	(101)
Total net reductions to nonperforming loans and leases	(355)	(542)	(918)	(532)	(878)
Total nonperforming consumer loans and leases, end of period	6,350	6,705	7,247	8,165	8,697
Foreclosed properties	372	416	421	444	479
Nonperforming consumer loans, leases and foreclosed properties, end of period	$6,722	$7,121	$7,668	$8,609	$9,176

Nonperforming Commercial Loans and Leases (4):
Balance, beginning of period	$1,659	$1,603	$1,212	$1,102	$1,172
Additions to nonperforming loans and leases:
New nonperforming loans and leases	890	489	697	456	205
Advances	2	2	9	8	11
Reductions to nonperforming loans and leases:
Paydowns	(267)	(211)	(120)	(133)	(145)
Sales	(73)	(87)	(6)	(27)	—
Return to performing status (5)	(101)	(29)	(47)	(32)	(47)
Charge-offs	(102)	(106)	(142)	(162)	(93)
Transfers to foreclosed properties	—	(2)	—	—	(1)
Transfers to loans held-for-sale	(9)	—	—	—	—
Total net additions (reductions) to nonperforming loans and leases	340	56	391	110	(70)
Total nonperforming commercial loans and leases, end of period	1,999	1,659	1,603	1,212	1,102
Foreclosed properties	16	19	10	15	58
Nonperforming commercial loans, leases and foreclosed properties, end of period	$2,015	$1,678	$1,613	$1,227	$1,160

(1)	For amounts excluded from nonperforming loans, leases and foreclosed properties, see footnotes to Nonperforming Loans, Leases and Foreclosed Properties table on page 37.

(2)
Consumer loans and leases may be returned to performing status when all principal and interest is current and full repayment of the remaining contractual principal and interest is expected, or when the loan otherwise becomes well-secured and is in the process of collection. Certain troubled debt restructurings are classified as nonperforming at the time of restructuring and may only be returned to performing status after considering the borrower's sustained repayment performance for a reasonable period, generally six months.

(3)
Our policy is not to classify consumer credit card and non-bankruptcy related consumer loans not secured by real estate as nonperforming; therefore, the charge-offs on these loans have no impact on nonperforming activity and, accordingly, are excluded from this table.

(4)	Includes U.S. small business commercial activity. Small business card loans are excluded as they are not classified as nonperforming.

(5)
Commercial loans and leases may be returned to performing status when all principal and interest is current and full repayment of the remaining contractual principal and interest is expected, or when the loan otherwise becomes well-secured and is in the process of collection. Troubled debt restructurings are generally classified as performing after a sustained period of demonstrated payment performance.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	38

Bank of America Corporation and Subsidiaries
Quarterly Net Charge-offs and Net Charge-off Ratios (1, 2)
(Dollars in millions)
	Third Quarter 2016		Second Quarter 2016		First Quarter 2016		Fourth Quarter 2015		Third Quarter 2015
Net Charge-offs	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent
Residential mortgage (3)	$4	0.01%	$34	0.07%	$91	0.20%	$73	0.15%	$26	0.05%
Home equity	97	0.55	126	0.70	112	0.60	193	0.99	120	0.60
U.S. credit card	543	2.45	573	2.66	587	2.71	563	2.52	546	2.46
Non-U.S. credit card	43	1.83	46	1.85	45	1.85	46	1.78	47	1.83
Direct/Indirect consumer	34	0.14	23	0.10	34	0.15	29	0.13	25	0.12
Other consumer	57	9.74	47	8.40	48	9.07	54	10.63	57	11.21
Total consumer	778	0.69	849	0.76	917	0.82	958	0.84	821	0.71
U.S. commercial (4)	62	0.10	28	0.04	65	0.10	81	0.13	52	0.09
Commercial real estate	(23)	(0.16)	(2)	(0.01)	(6)	(0.04)	4	0.03	(10)	(0.08)
Commercial lease financing	6	0.11	15	0.30	(2)	(0.05)	1	0.02	3	0.07
Non-U.S. commercial	10	0.04	45	0.20	42	0.19	45	0.20	9	0.04
	55	0.05	86	0.08	99	0.09	131	0.13	54	0.05
U.S. small business commercial	55	1.67	50	1.55	52	1.64	55	1.68	57	1.72
Total commercial	110	0.10	136	0.12	151	0.14	186	0.17	111	0.11
Total net charge-offs	$888	0.40	$985	0.44	$1,068	0.48	$1,144	0.52	$932	0.43

By Business Segment and All Other
Consumer Banking	$710	1.14%	$715	1.18%	$739	1.25%	$736	1.24%	$709	1.21%
Global Wealth & Investment Management	12	0.03	14	0.04	5	0.01	20	0.06	17	0.05
Global Banking	57	0.07	80	0.10	104	0.13	137	0.17	53	0.07
Global Markets	4	0.02	5	0.03	—	—	—	—	—	—
All Other	105	0.41	171	0.63	220	0.76	251	0.80	153	0.46
Total net charge-offs	$888	0.40	$985	0.44	$1,068	0.48	$1,144	0.52	$932	0.43

(1)
Net charge-off ratios are calculated as annualized net charge-offs divided by average outstanding loans and leases excluding loans accounted for under the fair value option during the period for each loan and lease category. Excluding the purchased credit-impaired loan portfolio, total annualized net charge-offs as a percentage of total average loans and leases outstanding were 0.40, 0.45, 0.49, 0.53 and 0.43 for the three months ended September 30, 2016, June 30, 2016, March 31, 2016, December 31, 2015 and September 30, 2015, respectively.

(2)
Excludes write-offs of purchased credit-impaired loans of $83 million, $82 million, $105 million, $82 million and $148 million for the three months ended September 30, 2016, June 30, 2016, March 31, 2016, December 31, 2015 and September 30, 2015, respectively. Including the write-offs of purchased credit-impaired loans, total annualized net charge-offs and purchased credit-impaired write-offs as a percentage of total average loans and leases outstanding were 0.43, 0.48, 0.53, 0.55 and 0.49 for the three months ended September 30, 2016, June 30, 2016, March 31, 2016, December 31, 2015 and September 30, 2015, respectively.

(3)
Includes nonperforming loan sales charge-offs (recoveries and other recoveries) of $(7) million, $0, $42 million, $(8) million, and $(57) million for the three months ended September 30, 2016, June 30, 2016, March 31, 2016, December 31, 2015 and September 30, 2015, respectively.

(4)	Excludes U.S. small business commercial loans.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	39

Bank of America Corporation and Subsidiaries
Year-to-Date Net Charge-offs and Net Charge-off Ratios (1, 2)
(Dollars in millions)
	Nine Months Ended September 30
	2016		2015
Net Charge-offs	Amount	Percent	Amount	Percent
Residential mortgage (3)	$129	0.09%	$400	0.26%
Home equity	335	0.61	443	0.72
U.S. credit card	1,703	2.60	1,751	2.66
Non-U.S. credit card	134	1.84	142	1.88
Direct/Indirect consumer	91	0.13	83	0.13
Other consumer	152	9.09	139	9.72
Total consumer	2,544	0.76	2,958	0.84
U.S. commercial (4)	155	0.08	58	0.03
Commercial real estate	(31)	(0.07)	(9)	(0.02)
Commercial lease financing	19	0.12	8	0.06
Non-U.S. commercial	97	0.14	9	0.01
	240	0.08	66	0.02
U.S. small business commercial	157	1.62	170	1.73
Total commercial	397	0.12	236	0.08
Total net charge-offs	$2,941	0.44	$3,194	0.49

By Business Segment and All Other
Consumer Banking	$2,164	1.19%	$2,264	1.31%
Global Wealth & Investment Management	31	0.03	52	0.05
Global Banking	241	0.10	57	0.03
Global Markets	9	0.02	—	—
All Other	496	0.60	821	0.74
Total net charge-offs	$2,941	0.44	$3,194	0.49

(1)
Net charge-off ratios are calculated as annualized net charge-offs divided by average outstanding loans and leases excluding loans accounted for under the fair value option during the period for each loan and lease category. Excluding the purchased credit-impaired loan portfolio, total annualized net charge-offs as a percentage of total average loans and leases outstanding were 0.45 and 0.50 for the nine months ended September 30, 2016 and 2015.

(2)
Excludes write-offs of purchased credit-impaired loans of $270 million and $726 million for the nine months ended September 30, 2016 and 2015. Including the write-offs of purchased credit-impaired loans, total annualized net charge-offs and purchased credit-impaired write-offs as a percentage of total average loans and leases outstanding were 0.48 and 0.61 for the nine months ended September 30, 2016 and 2015.

(3)	Includes charge-offs on nonperforming loan sales of $35 million and nonperforming loan sale recoveries and other recoveries of $119 million for the nine months ended September 30, 2016 and 2015.

(4)	Excludes U.S. small business commercial loans.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	40

Bank of America Corporation and Subsidiaries
Allocation of the Allowance for Credit Losses by Product Type
(Dollars in millions)
	September 30, 2016			June 30, 2016			September 30, 2015
Allowance for loan and lease losses	Amount	Percent of Total	Percent of Loans and Leases Outstanding (1, 2)	Amount	Percent of Total	Percent of Loans and Leases Outstanding (1, 2)	Amount	Percent of Total	Percent of Loans and Leases Outstanding (1, 2)
Residential mortgage	$1,088	9.31%	0.58%	$1,192	10.07%	0.64%	$1,755	13.87%	0.93%
Home equity	1,901	16.26	2.75	2,017	17.04	2.82	2,645	20.90	3.39
U.S. credit card	2,857	24.44	3.22	2,806	23.71	3.18	2,973	23.49	3.37
Non-U.S. credit card	258	2.21	2.79	256	2.16	2.73	299	2.36	2.97
Direct/Indirect consumer	227	1.94	0.24	224	1.89	0.24	234	1.85	0.27
Other consumer	48	0.39	2.01	48	0.41	2.11	46	0.36	2.33
Total consumer	6,379	54.55	1.42	6,543	55.28	1.45	7,952	62.83	1.75
U.S. commercial (3)	3,427	29.31	1.22	3,441	29.07	1.24	2,749	21.72	1.07
Commercial real estate	915	7.83	1.60	919	7.76	1.60	1,084	8.56	1.95
Commercial lease financing	141	1.21	0.66	145	1.22	0.68	160	1.26	0.79
Non-U.S. commercial	830	7.10	0.95	789	6.67	0.89	712	5.63	0.80
Total commercial (4)	5,313	45.45	1.19	5,294	44.72	1.19	4,705	37.17	1.12
Allowance for loan and lease losses	11,692	100.00%	1.30	11,837	100.00%	1.32	12,657	100.00%	1.45
Reserve for unfunded lending commitments	767			750			661
Allowance for credit losses	$12,459			$12,587			$13,318

Asset Quality Indicators

Allowance for loan and lease losses/Total loans and leases (2)		1.30%			1.32%			1.45%
Allowance for loan and lease losses (excluding the valuation allowance for purchased credit-impaired loans)/Total loans and leases (excluding purchased credit-impaired loans) (2, 5)		1.27			1.29			1.37
Allowance for loan and lease losses/Total nonperforming loans and leases (6)		140			142			129
Allowance for loan and lease losses (excluding the valuation allowance for purchased credit-impaired loans)/Total nonperforming loans and leases (5)		135			135			120
Ratio of the allowance for loan and lease losses/Annualized net charge-offs (7)		3.31			2.99			3.42
Ratio of the allowance for loan and lease losses (excluding the valuation allowance for purchased credit-impaired loans)/Annualized net charge-offs (5, 7)		3.18			2.85			3.18
Ratio of the allowance for loan and lease losses/Annualized net charge-offs and purchased credit-impaired write-offs		3.03			2.76			2.95

(1)
Ratios are calculated as allowance for loan and lease losses as a percentage of loans and leases outstanding excluding loans accounted for under the fair value option. Consumer loans accounted for under the fair value option included residential mortgage loans of $1.4 billion, $1.5 billion and $1.7 billion and home equity loans of $340 million, $354 million and $225 million at September 30, 2016, June 30, 2016 and September 30, 2015, respectively. Commercial loans accounted for under the fair value option included U.S. commercial loans of $2.6 billion, $2.7 billion and $2.3 billion and non-U.S. commercial loans of $3.7 billion, $4.1 billion and $3.0 billion at September 30, 2016, June 30, 2016 and September 30, 2015, respectively.

(2)
Total loans and leases do not include loans accounted for under the fair value option of $8.1 billion, $8.7 billion and $7.2 billion at September 30, 2016, June 30, 2016 and September 30, 2015, respectively.

(3)
Includes allowance for loan and lease losses for U.S. small business commercial loans of $444 million, $466 million and $520 million at September 30, 2016, June 30, 2016 and September 30, 2015, respectively.

(4)	Includes allowance for loan and lease losses for impaired commercial loans of $258 million, $238 million and $154 million at September 30, 2016, June 30, 2016 and September 30, 2015, respectively.

(5)	Excludes valuation allowance on purchased credit-impaired loans of $453 million, $528 million and $886 million at September 30, 2016, June 30, 2016 and September 30, 2015, respectively.

(6)
Allowance for loan and lease losses includes $4.1 billion, $4.1 billion and $4.7 billion allocated to products (primarily the Consumer Lending portfolios within Consumer Banking and purchased credit-impaired loans) that are excluded from nonperforming loans and leases at September 30, 2016, June 30, 2016 and September 30, 2015, respectively. Excluding these amounts, allowance for loan and lease losses as a percentage of total nonperforming loans and leases was 91 percent, 93 percent and 81 percent at September 30, 2016, June 30, 2016 and September 30, 2015, respectively.

(7)
Net charge-offs exclude $83 million, $82 million and $148 million of write-offs in the purchased credit-impaired loan portfolio at September 30, 2016, June 30, 2016 and September 30, 2015, respectively.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	41

Exhibit A: Non-GAAP Reconciliations

Bank of America Corporation and Subsidiaries
Reconciliations to GAAP Financial Measures
(Dollars in millions)

The Corporation evaluates its business based on a fully taxable-equivalent basis, a non-GAAP financial measure. Total revenue, net of interest expense, includes net interest income on a fully taxable-equivalent basis and noninterest income. The Corporation believes that this presentation allows for comparison of amounts from both taxable and tax-exempt sources and is consistent with industry practices. The Corporation presents related ratios and analyses (i.e., efficiency ratios and net interest yield) on a fully taxable-equivalent basis. To derive the fully taxable-equivalent basis, net interest income is adjusted to reflect tax-exempt income on an equivalent before-tax basis with a corresponding increase in income tax expense. For purposes of this calculation, the Corporation uses the federal statutory tax rate of 35 percent. The efficiency ratio measures the costs expended to generate a dollar of revenue, and net interest yield measures the basis points the Corporation earns over the cost of funds.

The Corporation also evaluates its business based on the following ratios that utilize tangible equity, a non-GAAP financial measure. Tangible equity represents an adjusted shareholders' equity or common shareholders' equity amount which has been reduced by goodwill and intangible assets (excluding mortgage servicing rights), net of related deferred tax liabilities. Return on average tangible common shareholders' equity measures the Corporation's earnings contribution as a percentage of adjusted average common shareholders' equity. The tangible common equity ratio represents adjusted ending common shareholders' equity divided by total assets less goodwill and intangible assets (excluding mortgage servicing rights), net of related deferred tax liabilities. Return on average tangible shareholders' equity measures the Corporation's earnings contribution as a percentage of adjusted average total shareholders' equity. The tangible equity ratio represents adjusted ending shareholders' equity divided by total assets less goodwill and intangible assets (excluding mortgage servicing rights), net of related deferred tax liabilities. Tangible book value per common share represents adjusted ending common shareholders' equity divided by ending common shares outstanding. These measures are used to evaluate the Corporation's use of equity. In addition, profitability, relationship and investment models all use return on average tangible shareholders' equity as key measures to support our overall growth goals.

See the table below and on page 43 for reconciliations of these non-GAAP financial measures to financial measures defined by GAAP for the nine months ended September 30, 2016 and 2015 and the three months ended September 30, 2016, June 30, 2016, March 31, 2016, December 31, 2015 and September 30, 2015. The Corporation believes the use of these non-GAAP financial measures provides additional clarity in assessing the results of the Corporation. Other companies may define or calculate supplemental financial data differently.

	Nine Months Ended September 30		Third Quarter 2016	Second Quarter 2016	First Quarter 2016	Fourth Quarter 2015	Third Quarter 2015
	2016	2015

Reconciliation of net interest income to net interest income on a fully taxable-equivalent basis
Net interest income	$30,804	$29,272	$10,201	$10,118	$10,485	$9,686	$9,900
Fully taxable-equivalent adjustment	666	664	228	223	215	225	227
Net interest income on a fully taxable-equivalent basis	$31,470	$29,936	$10,429	$10,341	$10,700	$9,911	$10,127

Reconciliation of total revenue, net of interest expense to total revenue, net of interest expense on a fully taxable-equivalent basis
Total revenue, net of interest expense	$63,711	$63,383	$21,635	$21,286	$20,790	$19,582	$20,992
Fully taxable-equivalent adjustment	666	664	228	223	215	225	227
Total revenue, net of interest expense on a fully taxable-equivalent basis	$64,377	$64,047	$21,863	$21,509	$21,005	$19,807	$21,219

Reconciliation of income tax expense to income tax expense on a fully taxable-equivalent basis
Income tax expense	$5,888	$4,756	$2,349	$2,034	$1,505	$1,478	$1,628
Fully taxable-equivalent adjustment	666	664	228	223	215	225	227
Income tax expense on a fully taxable-equivalent basis	$6,554	$5,420	$2,577	$2,257	$1,720	$1,703	$1,855

Reconciliation of average common shareholders' equity to average tangible common shareholders' equity
Common shareholders' equity	$240,440	$228,614	$243,679	$240,376	$237,229	$234,800	$231,524
Goodwill	(69,752)	(69,775)	(69,744)	(69,751)	(69,761)	(69,761)	(69,774)
Intangible assets (excluding mortgage servicing rights)	(3,480)	(4,307)	(3,276)	(3,480)	(3,687)	(3,888)	(4,099)
Related deferred tax liabilities	1,666	1,885	1,628	1,662	1,707	1,753	1,811
Tangible common shareholders' equity	$168,874	$156,417	$172,287	$168,807	$165,488	$162,904	$159,462

Reconciliation of average shareholders' equity to average tangible shareholders' equity
Shareholders' equity	$264,907	$250,265	$268,899	$265,354	$260,423	$257,074	$253,798
Goodwill	(69,752)	(69,775)	(69,744)	(69,751)	(69,761)	(69,761)	(69,774)
Intangible assets (excluding mortgage servicing rights)	(3,480)	(4,307)	(3,276)	(3,480)	(3,687)	(3,888)	(4,099)
Related deferred tax liabilities	1,666	1,885	1,628	1,662	1,707	1,753	1,811
Tangible shareholders' equity	$193,341	$178,068	$197,507	$193,785	$188,682	$185,178	$181,736

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	42

Exhibit A: Non-GAAP Reconciliations (continued)

Bank of America Corporation and Subsidiaries
Reconciliations to GAAP Financial Measures
(Dollars in millions)
	Nine Months Ended September 30		Third Quarter 2016	Second Quarter 2016	First Quarter 2016	Fourth Quarter 2015	Third Quarter 2015
	2016	2015

Reconciliation of period-end common shareholders' equity to period-end tangible common shareholders' equity
Common shareholders' equity	$244,863	$233,588	$244,863	$242,206	$238,662	$233,903	$233,588
Goodwill	(69,744)	(69,761)	(69,744)	(69,744)	(69,761)	(69,761)	(69,761)
Intangible assets (excluding mortgage servicing rights)	(3,168)	(3,973)	(3,168)	(3,352)	(3,578)	(3,768)	(3,973)
Related deferred tax liabilities	1,588	1,762	1,588	1,637	1,667	1,716	1,762
Tangible common shareholders' equity	$173,539	$161,616	$173,539	$170,747	$166,990	$162,090	$161,616

Reconciliation of period-end shareholders' equity to period-end tangible shareholders' equity
Shareholders' equity	$270,083	$255,861	$270,083	$267,426	$263,004	$256,176	$255,861
Goodwill	(69,744)	(69,761)	(69,744)	(69,744)	(69,761)	(69,761)	(69,761)
Intangible assets (excluding mortgage servicing rights)	(3,168)	(3,973)	(3,168)	(3,352)	(3,578)	(3,768)	(3,973)
Related deferred tax liabilities	1,588	1,762	1,588	1,637	1,667	1,716	1,762
Tangible shareholders' equity	$198,759	$183,889	$198,759	$195,967	$191,332	$184,363	$183,889

Reconciliation of period-end assets to period-end tangible assets
Assets	$2,195,314	$2,152,962	$2,195,314	$2,186,966	$2,185,726	$2,144,287	$2,152,962
Goodwill	(69,744)	(69,761)	(69,744)	(69,744)	(69,761)	(69,761)	(69,761)
Intangible assets (excluding mortgage servicing rights)	(3,168)	(3,973)	(3,168)	(3,352)	(3,578)	(3,768)	(3,973)
Related deferred tax liabilities	1,588	1,762	1,588	1,637	1,667	1,716	1,762
Tangible assets	$2,123,990	$2,080,990	$2,123,990	$2,115,507	$2,114,054	$2,072,474	$2,080,990

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	43